EXHIBIT 10.50

THE SECURITIES BEING OFFERED AND SOLD PURSUANT TO THIS AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES BEING OFFERED AND SOLD PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SECURITIES BEING OFFERED AND SOLD PURSUANT TO THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SECURITIES OFFERED BY THE COMPANY.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.  THE SECURITIES OFFERED AND SOLD HEREBY ARE HIGHLY SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD BE PURCHASED ONLY BY PERSONS WHO CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT.

UNITS PURCHASE AGREEMENT

By and Among

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

(“Company”)

and

INVESTORS SET FORTH

ON SCHEDULE 1.1 HERETO

(“Investors”)

April 15, 2005

TABLE OF CONTENTS

ARTICLE I.

SALE AND ISSUANCE OF UNITS. . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

1.1

Sale and Issuance of Units. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

1.2

Escrow Arrangements. . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . .2

ARTICLE II.

CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

2.1

Date and Time of Closing. . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE III.

REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

3.1

Representations and Warranties of the Company.

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

(a)

Authorization. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

(b)

Organization; Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

(c)

Capitalization. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

(d)

Full Disclosure.…. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

(e)

Owned Real Property. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

(f)

Fixed Assets; Condition of Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

(g)

Intellectual Property. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

(h)

Absence of Undisclosed Liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

(i)

Material Adverse Change. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

(j)

Non-Contravention; Consents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

(k)

Employee Benefit Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

(l)

Labor Relations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

(m)

Compliance with Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

(n)

Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

(o)

Permits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

(p)

Restrictive Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

(q)

Unlawful Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

(r)

Accuracy of Information Furnished. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

(s)

Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

3.2

Representations and Warranties of Investors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

(a)

Authority. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

(b)

Access to Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

(c)

Restricted Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

(d)

No Readily Available Market. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

(e)

Accredited Investor Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

(f)

Additional Financing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

(g)

Purchaser Sophistication; Purchaser Representative. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

(h)

Risks of Investment in Unregistered Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

(i)

Purchase for Own Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

(j)

Lack of Operating History. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

(k)

Receipt of Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

(l)

Due Formation of Corporate and Other Investors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

(m)

Due Authorization of Fiduciary Investors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

(n)

Risk Factors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

(o)

Further Representation by Foreign Investors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

(p)

No Governmental Review. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

(q)

Press Release. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

(r)

Regulation FD. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

3.3

Survival of Representations and Warranties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

ARTICLE IV.

COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

4.1

Reasonable Efforts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

4.2

Form D. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

4.3

Reporting Status. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

4.4

Uses of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

4.5

Reservation of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

4.6

Listing or Quotation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

4.7

Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

4.8

Short Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

4.9

Corporate Governance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

4.10

Disapproval of Independent Board Member. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

ARTICLE V.

CONDITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

5.1

Conditions to Obligations of Investors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . 12

(a)

Execution of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

(b)

Common Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

(c)

Accuracy of Representations and Warranties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

(d)

Delivery of Officers’ Certificate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

(e)

Board Approval. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . .13

(f)

Reservation of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

(g)

Consents and Waivers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

(h)

Lock Up Letters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . .13

(i)

Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

(j)

Delivery of Documents and Other Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

5.2

Conditions to Obligations of the Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

(a)

Execution of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

(b)

Accuracy of Representations and Warranties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

(c)

Consents and Waivers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

(d)

Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

ARTICLE VI.

MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

6.1

Registration Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . 19

6.2

Modification, Amendment and Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

6.3

Burden and Benefit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . 19

6.4

Brokers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .19

6.5

Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .19

6.6

Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . .  . .19

6.7

Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

6.8

Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

6.9

Rights Cumulative. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

6.10

Severability of Provisions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

6.11

Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .20

6.12

Arbitration Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

6.13

Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21

LIST OF EXHIBITS AND SCHEDULES

TO

UNITS PURCHASE AGREEMENT

EXHIBITS:

Exhibit 1.1:

Form of Class B Common Stock Purchase Warrant Agreement

Exhibit 5.1(i)

Form of Lock Up Letter

Exhibit 5.2(a):

Confidential Purchaser Questionnaire

SCHEDULES:

Schedule 1.1:

Schedule of Investors

Schedule 2.1

Wire Transfer Instructions

Schedule 3.1(b):

Jurisdictions in which the Company is Qualified to do Business; Subsidiaries

Schedule 3.1(c):

Options, Warrants and Other Convertible Securities

Schedule 3.1(e)

Leased Properties

Schedule 3.1(h):

Undisclosed Liabilities

Schedule 3.1(i):

Absence of Certain Changes or Events

Schedule 3.1(j):

Non-Contravention; Consents

Schedule 3.1(l):

Labor Disputes

Schedule 3.1(o):

Permits Not Obtained

Schedule 3.2(n):

Risk Factors

Schedule 4.4:

Uses of Proceeds

UNITS PURCHASE AGREEMENT

THIS UNITS PURCHASE AGREEMENT (this "Agreement") is made and entered into effective as of this 15th day of April, 2005, by and among Guardian Technologies International, Inc., a Delaware corporation (the "Company"), and each of the persons listed on Schedule 1.1 hereto (individually referred to hereinafter as an "Investor" and collectively referred to hereinafter as the "Investors").

WITNESSETH:

WHEREAS, the Company desires to sell and the Investors desire to purchase units of securities of the Company (the “Units”), for a purchase price of $10.00 per Unit, each Unit consisting of:  (a) four shares of common stock, $.001 par value per share (the “Common Stock;” each such share, a “Share”), and (b) one (1) Class B Common Stock Purchase Warrant (a “Warrant”) to purchase one (1) share of Common Stock upon the terms set forth in the form of Class B Common Stock Purchase Warrant Agreement attached hereto as Exhibit 1.1 (“Warrant Agreement;” shares issuable upon exercise of Warrants, “Warrant Shares;” Shares, Warrants, and Warrant Shares collectively, “Securities”), the number of shares of Common Stock and number of such Warrants included in such Units are as set forth opposite each Investor’s name on Schedule 1.1 hereto; and

WHEREAS, pursuant to the terms of a Placement Agreement, dated January 26, 2005, as amended, by and between the Company and Berthel Fisher & Company Financial Services, Inc. (the “Placement Agent”), the Company is obligated to pay or provide to the Placement Agent at Closing (as hereinafter defined) certain compensation as set forth in Section 6.4 hereinbelow in connection with the sales of Units to Investors; and

WHEREAS, the Units are being offered and sold to Investors in reliance upon an exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), set forth in Section 3(b) and/or Section 4(2), and Rule 506 of Regulation D promulgated thereunder.

NOW, THEREFORE, in consideration of the premises and mutual covenants, conditions and agreements contained herein and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

ARTICLE I

SALE AND ISSUANCE OF UNITS

1.1

Sale and Issuance of Units.  Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase at Closing (as hereinafter defined), and the Company agrees to sell and issue to each Investor, severally and not jointly, at Closing the number of shares of Common Stock and the number of Warrants and at the purchase price set forth opposite each Investor’s name in Schedule 1.1 hereto as such

schedule may be amended.  The Warrants shall be in the form attached hereto as Exhibit 1.1.   The minimum investment by an Investor shall be $250,000; provided that the Company may, in its sole discretion, accept investments by an Investor of less than $250,000.

1.2

Escrow Arrangements.

  Until a Closing (as hereinafter defined) the purchase price of the Units to be purchased by each Investor shall be held in a non-interest bearing escrow account with F&M Bank who shall act as escrow agent (the “Escrow Agent”) for Investors and the Company pursuant to the terms of an escrow agreement (the “Escrow Agreement”) among the Company, the Placement Agent and the Escrow Agent.  In the event a Closing is not held for any reason when agreed upon, the Placement Agent and the Company shall cause the Escrow Agent to return to Investors the purchase price of the Units to be purchased at that Closing by the Investor without deduction or interest.

ARTICLE II

CLOSING

2.1

Date and Time of Closing.  Subject to satisfaction of the conditions set forth in this Agreement and compliance with the other provisions hereof, the initial closing (the “Initial Closing”) of the transactions contemplated by this Agreement shall take place at 10:00 a.m. (Eastern Standard Time) on the date of this Agreement, at the offices of Babirak, Vangellow & Carr, P.C., 1920 L Street, N.W., Suite 525, Washington D.C. 20036, or at such other time and place thereafter as shall be mutually agreeable to the Placement Agent and the Company.  Additional closings (“Additional Closings”) shall take place at such time and at such place as the Company and the Placement Agent shall determine until the Company has sold up to a maximum of 1,000,000 Units (for maximum proceeds of $10,000,000) but in any event such closings shall take place no later than April 15, 2005, or such later date as the Placement Agent and the Company shall mutually agree.  The Initial Closing and any Additional Closing are referred to herein as the “Closing” and the final Closing is referred to herein as the “Final Closing.”  The date of the Initial Closing and any and all Additional Closing are referred to herein as the “Closing Date” and the date of the Final Closing is referred to herein as the “Final Closing Date.”  Investors shall purchase the Units subject to the terms and conditions of this Agreement in the amounts specified in Schedule 1.1 by wire transfer in same-day United States’ funds payable to “F&M Bank as Escrow Agent for Guardian Technologies International, Inc.” (and in accordance with the wire transfer instructions attached hereto as Schedule 2.1). At each Closing, the Escrow Agent shall wire the aggregate purchase price of the Units to be purchased by Investors at that Closing pursuant hereto to the Company in accordance with and subject to the terms of the Escrow Agreement and the Company shall simultaneously therewith issue and deliver to each Investor on such Closing Date executed certificates representing the shares of Common Stock and executed Warrants.  Each Investor shall be reasonably acceptable to the Company.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties of the Company.  The Company represents and warrants to the Investors as follows:

(a)

Authorization.  The execution, delivery and performance of this Agreement, the Units, and the Common Stock and Warrants included in the Units, and consummation of the transactions contemplated hereby and thereby have been duly authorized, adopted and approved by the board of directors of the Company.  The Company has taken all necessary corporate action and has all the necessary corporate powers to enter into this Agreement, issue the Units, including the Common Stock and Warrants included in the Units, and to consummate the transactions contemplated hereby and thereby.  This Agreement and the Units, including the Common Stock and the Warrants included in the Units, have been duly and validly executed and delivered by the officers of the Company on its behalf, and assuming that this Agreement and the Common Stock and the Warrants included in the Units are the valid and binding obligations of the Investors, are the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(b)

Organization; Subsidiaries.  The Company is a company duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company has the corporate power and authority to own and lease its properties and assets and to carry on its business as it is now being conducted and is duly qualified to do business as a foreign corporation in each jurisdiction where it owns or leases real property or conducts business, except where the failure to be so qualified would not have a material adverse effect on the business, operations, earnings, assets or condition (financial or otherwise) of the Company.  Set forth on Schedule 3.1(b) hereto is a true and correct list of each jurisdiction in which the Company is qualified to do business.  The subsidiaries of the Company are listed on Schedule 3.1(b).  Except as set forth on Schedule 3.1(b), the Company does not own any shares of capital stock or other interest in any corporation, partnership, association or other entity.

(c)

Capitalization.  The authorized capital stock of the Company consists of 200,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, $.001 par value per share (“Preferred Stock”).  As of February 28, 2005: (i) 28,555,956 shares of Common Stock and no shares of Preferred Stock are issued and outstanding, (ii) 30,000,000 shares of Common Stock have been reserved for issuance upon exercise of options issued or issuable to officers, directors, employees and consultants, and (iii) 2,747,233 shares of Common Stock have been reserved for issuance upon exercise of outstanding warrants.  The outstanding shares of Common Stock and other securities issued since July 26, 2003, have been duly authorized, validly issued and are fully paid and nonassessable.  To the knowledge of the Company, since July 26, 2003, it has not issued any shares which could give rise to claims for violation of any United States federal or state securities laws (including any rules or regulations promulgated thereunder) or the securities laws of any other jurisdiction (including any rules or regulations promulgated thereunder).  Except as set forth on Schedule 3.1(c), as of the date hereof, there are no options, warrants, calls, convertible securities or commitments of any kind whatsoever relating to the Securities to be acquired by the Investors pursuant hereto or any of the unissued shares of capital stock of the Company, and there are no voting trusts, voting agreements, stockholder agreements or other agreements or understandings of any kind whatsoever which relate to the voting of the capital stock of the Company.  The shares of Common Stock issuable upon exercise of the Warrants have been duly reserved for issuance upon exercise thereof.

(d)

Full Disclosure.  All documents filed by the Company pursuant to the Securities Exchange Act of 1934, as amended  (the “Exchange Act”), since July 26, 2003 (“SEC Reports”), (i) were prepared in all material respects in accordance with the requirements of the Exchange Act and the rules and regulations thereunder, (ii) did not at the time they were filed contain any untrue statement of a material fact, and (iii) did not at the time they were filed omit to state a material fact necessary to make the statements therein not misleading.

(e)

Owned Real Property.  The Company does not own (of record or beneficially), nor does it have any interest in, any real property.  Except as set forth on Schedule 3.1(e), the Company does not lease any real property.

(f)

Fixed Assets; Condition of Assets.  The documents and agreements pursuant to which the Company has obtained the right to use any real property, personal property or assets, are valid and enforceable in all respects in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.  There is not, under any of the foregoing instruments, documents or agreements, any existing default, nor to the best knowledge of the Company is there any event which, with notice or lapse of time or both, would constitute a default, which could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company or materially adversely affect its use of the title to its assets.  The Company is not in violation of and has complied with all applicable zoning, building or other codes, statutes, regulations, ordinances, notices and orders of any governmental authority with respect to the occupancy, use, maintenance, condition, operation and improvement of the assets, except where the failure to comply would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company.  The Company’s use of any improvements for the purposes for which any of the assets are being used as of the date hereof does not violate any such code, statute, regulation, ordinance, notice or order.  The Company possesses all licenses, certificates of occupancy, permits and authorizations required to be obtained by the Company with respect to the Company’s operation and maintenance of its assets for all uses for which such assets are operated or used by the Company as of the date hereof, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company.  All of the assets owned or leased by the Company are in good operating condition and repair, subject to normal wear and use and each is usable in a manner consistent with current use by the Company.

(g)

Intellectual Property.

The Company owns, or possesses the right to use to the extent necessary in its business all trade secrets, trademarks, trade names, copyrights, patents, patent rights, computer software, licenses and other assets considered to be “intangible assets” in accordance with generally accepted accounting principles (collectively, “Intangible Assets”) that are used or are necessary in any material respect in the conduct of its business as now operated.  Except to the extent disclosed in the SEC Reports, no such Intangible Asset, to the best knowledge of the Company, conflicts with the valid trade secret, trademark, trade name, copyright, patent, patent right or other Intangible Asset of any other person.

(h)

Absence of Undisclosed Liabilities.  Other than as disclosed in the SEC Reports and as set forth on Schedule 3.1(h) hereto, the Company does not have any indebtedness, loss or liability of any nature whatsoever (other than those incurred in the ordinary course of business), whether accrued, absolute, contingent or otherwise and whether due or to become due, which is material to the assets, business or operations of the Company.

(i)

Material Adverse Change.  Except as disclosed in the SEC Reports or as set forth in Schedule 3.1(i) there has been no material adverse change in the business, financial condition, liabilities or results of operations of the Company since September 30, 2004.

(j)

Non-Contravention; Consents.  Neither the execution and delivery of this Agreement by the Company, nor consummation of the transactions contemplated hereby, does:  (i) violate or conflict with any provision of the Certificate of Incorporation, as amended, or Bylaws of the Company; (ii) violate or, with the passage of time, result in the violation of any provision of, or result in the acceleration of or entitle any party to accelerate any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the property or assets which are material to the business or operation of the Company pursuant to, any provision of any mortgage, lien, lease, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which the Company is a party or by which it or any of such property or assets are bound, the effect of which violation, acceleration, creation or imposition could result, in the aggregate, in liability of the Company in excess of Fifty Thousand Dollars ($50,000); (iii) violate or conflict with any other restriction of any kind whatsoever to which the Company is subject, or by which any of its material properties or assets may be bound, the effect of any of which violation or conflict would result, in the aggregate, in liability of the Company in excess of Fifty Thousand Dollars ($50,000); or (iv) constitute an event permitting termination by a third party of any agreement to which the Company is a party or is subject, which termination could have a materially adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company.  Except as set forth on Schedule 3.1(j) hereto, no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required in connection with the execution, delivery and performance of the terms of this Agreement and consummation of the transactions contemplated hereby by the Company.

(k)

Employee Benefit Plans.  The Company has not established and does not maintain any "employee benefit plans" as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, covering the employees of the Company (the "Employees").

(l)

Labor Relations.  There are no agreements with or pending petitions for recognition of any labor union or association as the exclusive bargaining agent for any or all of the employees of the Company and no such petition has been pending at any time during the period from July 26, 2003 to the date hereof.  To the best knowledge of the Company, there has not been any organizing effort by any union or other group seeking to represent any employees of the Company as its exclusive bargaining agent at any time prior to the date hereof.  Except as set forth on Schedule 3.1(l) hereto, there are no labor strikes, work stoppages or other labor disputes now pending or, to the best knowledge of the Company, threatened against the Company, nor has there been any such labor strike, work stoppage or other labor dispute or grievance at any time prior to the date hereof.  Other than as set forth on Schedule 3.1(l) hereto, the Company has no knowledge that any executive, key employee or any group of employees of the Company has any plans to terminate his or her employment with the Company.

(m)

Compliance with Applicable Law.  Since July 26, 2003, and, to the knowledge of the Company, since the date of incorporation to July 26, 2003, the Company has been and is in compliance with all foreign, United States federal, state and local laws, statutes, ordinances, rules and regulations, except where the failure to comply with which would not materially adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company or which would subject any officer or director of the Company to civil or criminal penalties or imprisonment.  Since July 26, 2003, and, to the knowledge of the Company, since the date of incorporation to July 26, 2003, the Company has complied with the rules and regulations of all governmental agencies having authority over its business or its operations, including without limitation, agencies concerned with intra-state and interstate commerce, occupational safety, environmental protection and employment practices, except where the failure to comply would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company.  The Company has no knowledge of or received any notice of violation of any such rule or regulation during the period from July 26, 2003, to the date hereof which could result in any liability of the Company for penalties or damages or which could subject the Company to any injunction or government writ, order or decree.  To the best knowledge of the Company, there are no facts, events or conditions that could interfere with, prevent continued compliance with or give rise to any liability under any foreign, United States federal, state or local governmental laws, statutes, ordinances or regulations applicable to the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company.

(n)

Litigation.  Except as disclosed in the SEC Reports, there is no action, suit, proceeding or investigation pending or, to the best knowledge of the Company, threatened, which could restrict the Company’s ability to perform its obligations hereunder or could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company.  To the best knowledge of the Company, there are no grounds for or facts, events or circumstances which could form the basis of any such action that could cause or result in any such action, suit, proceeding or investigation or which is probable of assertion.  The Company is not in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency, authority, body, board, bureau, commission, department or instrumentality which could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company.

(o)

Permits.  Except as set forth on Schedule 3.1(o), the Company holds all permits, licenses, orders and approvals of all federal, state or local governmental or regulatory authorities, agencies or bodies required for the conduct and operation of the Company’s business as currently conducted, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company.  All such permits, licenses, orders, and approvals are in full force and effect and no suspension, termination or revocation of any of the foregoing is, to the best knowledge of the Company, threatened.  None of such permits, licenses, orders or approvals will be adversely affected by consummation of the transactions contemplated by this Agreement.  The Company has complied with the rules and regulations of all governmental or other regulatory agencies, authorities, bodies, boards, bureaus, commissions, departments or instrumentalities which regulate, supervise or are in any manner concerned with import and export licenses, occupational safety, environmental protection and employment practices relating to the Company’s business, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company.  The Company has no knowledge of nor has it received any notice of violation of any of such rules or regulations prior to the date hereof which would result in any liability of the Company for penalties or damages or which would subject the Company to any injunction or governmental writ, order or decree.

(p)

Restrictive Covenants.  Except as disclosed in the SEC Reports, the Company is not a party to any agreement, contract or covenant limiting the freedom of the Company to compete in any line of business or with any person or other entity in any geographic region within or outside of the United States of America.

(q)

Unlawful Payments.  Since July 26, 2003, neither the Company, nor to the best knowledge of the Company, any officer, director, employee, agent or representative of the Company has made, directly or indirectly, any bribe or kickback, illegal political contribution, payment from corporate funds which was incorrectly recorded on the books and records of the Company, unlawful payment from corporate funds to governmental or municipal officials in their individual capacities for the purpose of affecting their action or the actions of the jurisdiction which they represent to obtain favorable treatment in securing business or licenses or to obtain special concessions of any kind whatsoever, or illegal payment from corporate funds to obtain or retain any business.

(r)

Accuracy of Information Furnished.  The Company represents that no statement by the Company set forth herein or in the exhibits or the schedules hereto, and no statement set forth in any certificate or other instrument or document required to be delivered by or on behalf of the Company pursuant hereto or in connection with the consummation of the transactions contemplated hereby, contained, contains or will contain any untrue statement of a material fact, or omits, omitted or will omit to state any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

(s)

Financial Statements.  The Company has furnished to each of the Investors the SEC Reports, which contain certain financial information.  Such financial information included in the SEC Reports, including in each case the related notes, fairly present the financial position of the Company as of the respective dates of such balance sheets and the results of operations of the Company for the respective periods covered by such statements of operations and retained earnings and changes in financial position, and have been prepared in accordance with generally accepted accounting principles consistently applied by the Company throughout the periods involved and the Company has no knowledge of any material liabilities contingent or otherwise, not reflected in such balance sheets as of such date or in the SEC Reports.

3.2

Representations and Warranties of Investors.

Each Investor hereby severally represents and warrants to the Company as follows:

(a)

Authority.   Investor has all requisite power and authority to enter into this Agreement and to carry out the provisions hereof.

(b)

Access to Information.   Investor represents that the Company has made available to him (and his counsel) all information which he deemed material to making an informed investment decision in connection with his purchase of Units.  Further, Investor acknowledges that the Company has made available to him and his Purchaser Representative (if applicable) the opportunity to ask questions of, and receive answers from the Company, its officers, directors and other persons acting on its behalf, including Michael W. Trudnak, Chief Executive Officer, and William J. Donovan, Chief Financial Officer, at (703) 464-5495, as well as other parties referenced herein, concerning the terms and conditions of his purchase and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information disclosed to Investor.  Further, Investor represents that no statement, printed material or inducement was given or made by the Company or anyone on its behalf which is contrary to the information disclosed to him.

(c)

Restricted Securities.   Investor understands that (i) the Securities have not been registered under the Securities Act or any applicable state securities laws; (ii) Investor cannot sell any Securities unless they are registered under the Securities Act and any applicable state or foreign securities laws or unless exemptions from such registration requirements are available, (iii) a legend will be placed on the certificates evidencing the Shares and Warrant Shares and on the Warrant Agreement, stating that Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sales thereof, (iv) the Company will place stop transfer instructions against the Securities, and (v) the Company has no obligation to register the Securities or assist the Investor in obtaining an exemption from the various registration requirements except as set forth in Section 6.1 hereto.  Investor agrees not to resell the Securities without compliance with the terms of this Agreement and the Securities Act and any applicable state or foreign securities laws.

(d)

No Readily Available Market.   Investor is aware no market exists for the Securities.  Investor has adequate means of providing for

Investor’s current needs and personal and family contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of his entire investment.

(e)

Accredited Investor Status.   Investor represents that he satisfies the definition of “accredited investor” as set forth in Rule 501(a) of Regulation D under the Securities Act (“Regulation D”); and provided further that Investor is either (a) an institutional investor or (b) an individual with a net worth of $5 million or more; provided the Company may accept an investment, in it sole discretion,  from an Investor which is not and institutional investor or an individual with a net worth of $5 million or more.

(f)

Additional Financing.   Investor recognizes that the Company may seek to raise additional operating capital through a variety of sources, and that although the Company may undertake one or more public or private offerings of its shares of Common Stock or other securities, there can be no assurance that any such offering will be made or, if made, that it will be successful.

(g)

Purchaser Sophistication; Purchaser Representative.  Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of an investment in the Company.  Investor has reviewed this Agreement and the Warrant Agreement and other information related to the Company as may have been requested by such Investor.

(h)

Risks of Investment in Unregistered Securities.   Investor has determined that an investment in the Company is consistent with Investor’s investment objectives and income prospects.

(i)

Purchase for Own Account.   Investor (i) is acquiring the Units solely for Investor’s own account for investment purposes only and not with a view toward resale or distribution, either in whole or in part; and (ii) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Units to any other person.

(j)

Lack of Operating History.   Investor understands that the Company is a development stage corporation and that the total amount of funds tendered to purchase the Securities are placed at risk of the business and may be completely lost.

(k)

Receipt of Documents.  Investor has received and read in their entirety or has had the opportunity to review in their entirety (i) this Agreement and each representation, warranty and covenant set forth herein, the Warrant Agreement attached hereto as Exhibit 1.1, and the risk factors set forth on Schedule 3.2(n) hereto; (ii) the Company’s Form 10-KSB for the year ended December 31, 2003; (iii) the Company’s Forms 10-QSB for the quarters ended March 31, June 30, and September 30, 2004; (iii) the Company’s Current Reports on Forms 8-K (and amendments thereto) filed with the SEC on January 30, May 26, June 3, July 30, September 27, December 20, December 22, 2004, March 1, and March 31, 2005; (iv) all documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to April 1, 2005, and prior to the Final Closing, and (v) answers to all questions Investor submitted to the Company regarding an investment in the Company.

(l)

Due Formation of Corporate and Other Investors.   If Investor is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Units and is not prohibited from doing so.

(m)

Due Authorization of Fiduciary Investors.   If Investor is purchasing Units in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, Investor has been duly authorized and empowered to execute this Agreement and such other person fulfills all the requirements for purchase of Units and agrees to be bound by the obligations, representations, warranties, and covenants contained herein.  Upon request of the Company, Investor will provide true, complete and current copies of all relevant documents creating the Investor, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

(n)

Risk Factors.   Investor recognizes an investment in the Company involves substantial risks and Investor recognizes and understands all of the risk factors relating to the Company, including those set forth in the Company’s SEC Reports and the risk factors set forth on Schedule 3.2(n) and elsewhere herein.

(o)

Further Representation by Foreign Investors.  If Investor is not a U.S. Person (as defined), Investor hereby represents that Investor is satisfied as to the full observance of the laws of  Investor’s jurisdiction in connection with any invitation to purchase Units or any use of this Agreement, including:  (i) the legal requirements of Investor’s jurisdiction for the purchase of Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of Units.  Investor’s purchase and payment for, and Investor’s continued beneficial ownership of, Units will not violate any applicable securities or other laws of Investor’s jurisdiction.  The term “U.S. Person” as used herein shall mean any person who is a citizen or resident of the United States, or any state, territory or possession thereof, including but not limited to any estate of any such person, or any corporation, partnership, trust or other entity created or existing under the laws thereof, or any entity controlled or owned by any of the foregoing.

(p)

No Governmental Review.  Investor understands that no United States Federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Units, nor have such authorities passed upon or endorsed the merits of the offering of Units.

(q)

Press Release.

Investors shall not issue any press release related to the sale and purchase of Units and related matters contemplated hereby without the prior approval of the Company.

(r)

Regulation FD.

The information contained herein or furnished pursuant hereto constitutes or may constitute material non-public information concerning the Company and may not be disclosed or divulged by Investor to any other person or entity for any reason whatsoever and may not be used by Investor for any purpose whatsoever other than for the purpose of making an investment decision with respect to the purchase of the Securities.  Certain of the information which the Investor is being provided has not been disclosed to the public and until such time as it is made the subject matter of a public announcement, Investor would be deemed an insider in possession of material non-public information for purposes of the anti-fraud provisions of Section 10(b) of the Exchange Act and Rule 10b-5 thereunder.  As a result, Investor may not engage in any trading activity in the Company's securities until such time as the information contained herein has been made the subject matter of a public disclosure in the form of the filing of a Current Report on Form 8-K or other required filing by the Company.

3.3

Survival of Representations and Warranties.  The representations and warranties set forth in Sections 3.1 and 3.2 hereof shall survive until the close of business on the third anniversary of the Final Closing Date. Notice or demand with respect to any alleged breach thereof which has occurred prior to the third anniversary of the Final Closing Date must be given in writing by the non-breaching party or parties to the breaching party or parties not later than the close of business on the sixtieth day following the third anniversary of the Final Closing Date.

ARTICLE IV

COVENANTS

4.1

Reasonable Efforts.  Each party shall use reasonable efforts to satisfy as expeditiously as possible each of the conditions to be satisfied by it as provided in Sections 5.1 and 5.2 of this Agreement.

4.2

Form D.  The Company agrees to file a Form D with respect to the Units as required under Regulation D and to provide a copy thereof to the Placement Agent promptly after such filing.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Units, or obtain exemption for the Units, for sale to Investors at the Closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Placement Agent.

4.3

Reporting Status.  Until the date as of which the Investors may sell all of the Shares without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto), the Company shall file all reports required to be filed with the Securities and Exchange Commission (“SEC”) pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

4.4

Uses of Proceeds.  The Company will use the proceeds from the sale of the Units for substantially the same purposes and in substantially the same amounts as indicated in Schedule 4.4.

4.5

Reservation of Shares.  The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock necessary to effect the issuance of the Warrant Shares.

4.6

Listings or Quotation.  The Company shall promptly secure the listing or quotation of the Shares and Warrant Shares upon each national securities exchange, automated quotation system or over-the-counter bulletin board or other market, if any, upon which shares of Common Stock are then listed or quoted (subject to official notice of issuance).  The Company shall use its best efforts to maintain the Common Stock's authorization for quotation in the OTC Bulletin Board.  The Company shall promptly provide to each Investor copies of any notices it receives regarding the continued eligibility of the Common Stock for trading in the OTC Bulletin Board.

4.7

Expenses.  Each of the Company and Investors shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of this Agreement.  The costs and expenses of legal counsel for the Placement Agent and Edward Tschiggfrie, as an Investor, shall be paid for by the Company at Closing provided such costs and expenses do not exceed an aggregate of $20,000, of which $7,500 has been advanced by the Company.

4.8

Short Transactions.

During the period ending (a) six (6) months after the Final Closing Date or (b) the date of the effectiveness of the Registration Statement (as hereinafter defined), whichever is later, Investors shall not engage in any short transaction with regard to the Shares or Warrant Shares.  Further, Investors shall not engage in any short transaction in the Common Stock in violation of Regulation SHO or Regulation M.

4.9

Corporate Governance.

The Company acknowledges that if the Common Stock is to be listed on a national securities exchange or national securities association, the Company will need to address certain corporate governance matters including, without limitation, the appointment of an “audit committee financial expert.”

4.10

Disapproval of Independent Board Member.

Within 90 calendar days of the Final Closing Date, the Company shall use its best efforts to nominate and appoint one (1) new director to the Company’s board of directors who shall be “independent” within the meaning of applicable national securities exchange or national securities association regulations. Prior to such nomination and appointment, the Placement Agent shall have the right to review the credentials of such director nominee (such nominee to be identified by the Company) and to disapprove his or her nomination and appointment to the Company’s board of directors; provided that the Placement Agent shall not have the right to review and disapprove the nomination and appointment of any such board nominee if: (i) such nominee may also be qualified and is expected to be designated as the Company’s “audit committee financial expert” within the meaning of that term set forth in Regulation S-K or Regulation S-B, as applicable, or (ii) such review would unreasonably delay the Company’s annual meeting of stockholders; provided further that the Placement Agent shall not have the right to review and disapprove any such board nominee unless the Company shall have sold an aggregate of 800,000 Units pursuant to this Agreement at or prior to the Final Closing.

ARTICLE V

CONDITIONS

5.1

Conditions to Obligations of Investors.  The obligations of Investors to consummate the transactions contemplated by this Agreement are subject to the fulfillment of each of the following conditions, which may be waived in whole or in part by the Investors to the extent permitted by applicable law:

(a)

Execution of Agreement.

The Company shall have executed this Agreement and delivered the same to Investors.

(b)

Common Stock.

The Common Stock shall be authorized for quotation on The Nasdaq Stock Market, Inc.’s OTC Bulletin Board, and trading in the Common Stock shall not have been suspended for any reason.

(c)

Accuracy of Representations and Warranties.

Each of the representations and warranties of the Company set forth in this Agreement is true, correct and complete in all respects.

(d)

Delivery of Officers' Certificates.  The Company has delivered to the Placement Agent certificates, dated the Closing Date, and signed by the President or CEO of the Company, representing and affirming that the representations and warranties made by the Company as set forth in Section 3.1 of this Agreement are true, correct and complete as required by Subsection 5.1(c) above and the conditions set forth in this Section 5.1 have been satisfied.  The Company has delivered certificates signed by the Secretary of the Company with respect to the authority and incumbency of the officers of the Company executing this Agreement and any documents required to be executed or delivered in connection therewith.

(e)

Board Approval.

The Board of Directors of the Company shall have adopted resolutions covering the authorization and approval of this Agreement, the issuance of the Securities, and the transactions contemplated hereby.

(f)

Reservation of Shares.

As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of permitting the exercise of the Warrants, up to 1,400,000 shares of Common Stock to effect exercise of all the Warrants (including the Placement Agent’s Warrants) then outstanding.

(g)

Consents and Waivers.  At the Closing, any and all necessary consents, authorizations, orders or approvals described in Subsection 3.1(j) above have been obtained, except as the same shall have been waived by the Investors.

(h)

Lock Up Letters.

At the Final Closing, the Company shall deliver to the Placement Agent lock up letters executed by Mr. Michael W. Trudnak and Mr. Robert A. Dishaw in the form attached hereto as Exhibit 5.1(h); provided the Company shall not be required to deliver such lock up letters at the Final Closing unless the Company shall have sold an aggregate of 800,000 Units pursuant to this Agreement at or prior to such Final Closing.

(i)

Litigation.  On the Closing Date, there has been no effective injunction, writ or preliminary restraining order or any order of any kind whatsoever with respect to the Company issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated hereby or making consummation thereof unduly burdensome to the Company.  On the Closing Date and immediately prior to consummation of the transactions contemplated by this Agreement, no proceeding or lawsuit has been commenced, is pending or is threatened by any governmental or regulatory agency or authority or any other person with respect to the transactions contemplated by this Agreement.

(j)

Delivery of Documents and Other Information.  Prior to the Closing Date, the Company has made available or delivered to Investors all documents and other information required to be delivered pursuant to the provisions of this Agreement.

5.2

Conditions to Obligations of the Company.  The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the fulfillment of each of the following conditions, which may be waived in whole or in part by the Company to the extent permitted by law:

(a)

Execution of Agreement.

Each Investor shall have executed this Agreement and the Confidential Purchase Questionnaire attached hereto as Exhibit 5.2(a) and delivered the same to the Company.

(b)

Accuracy of Representations and Warranties; Performance of Covenants.  Each of the representations and warranties of Investors is true, correct and complete in all respects.

(c)

Consents and Waivers.  On or prior to the Closing Date, any and all necessary consents, authorizations, orders or approvals described in Subsection 3.2 have been obtained, except as the same have been waived by the Company.

(d)

Litigation.  On the Closing Date, there is no effective injunction, writ or preliminary restraining order or any order of any kind whatsoever with respect to any Investor issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated herein or making the consummation thereof unduly burdensome to the Investor.  On the Closing Date, no proceeding or lawsuit has been commenced, is pending or threatened by any governmental or regulatory agency or authority or any other person with respect to the transactions contemplated by this Agreement.

ARTICLE VI

MISCELLANEOUS

6.1

Registration Rights.   The Company hereby covenants and agrees as follows:

(a)

Definitions.  For purposes of this section:

(i)

The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration of effectiveness of such registration statement or other document by the Securities and Exchange Commission (the "SEC").

(ii)

The term "Registrable Securities" means:  (A) the Shares and the Warrant Shares; or (B) any other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of any Shares or Warrant Shares, excluding in all cases, however, any Registrable Securities sold to the public pursuant to a registration or an exemption from registration.

(iii)

The term "Holder" as used hereinafter in this Section means any person or entity owning of record Registrable Securities that he acquired pursuant to this Agreement.

(iv)

The phrase “to the best knowledge of the Company” refers to the actual knowledge of Michael W. Trudnak, Chief Executive Officer of the Company, Robert A. Dishaw, President and Chief Operating Officer of the Company, and William J. Donovan, Chief Financial Officer of the Company.

(b)

Registration Procedures.

The Company shall as soon as practicable following the Final Closing but in any event within 120 days after the Final Closing, prepare and file with the SEC a registration statement (the “Registration Statement”) in order to register with the SEC the offer and sale of the Registrable Securities by the Investors from time to time through underwriters, agents, or otherwise, in negotiated or market transactions or through the automated quotation system or the facilities of any national securities exchange on which the Common Stock is then traded or in privately negotiated transactions and shall use its best efforts to have the Registration Statement declared effective by the SEC within 180 days after the Final Closing; provided that the Company shall not be required to file the Registration Statement, effect the registration of the Registrable Securities or have the Registration Statement declared effective, unless the Company shall have sold an aggregate of 800,000 Units pursuant to this Agreement at or prior to the Final Closing;

(c)

Obligations of the Company.  Whenever required under this section to file a Registration Statement to effect the registration of any Registrable Securities, the Company shall:

(i)

Use reasonable efforts to keep such Registration Statement effective for a period of two (2) years after the effective date of such Registration Statement or, if earlier, until all of the securities covered by such Registration Statement have been sold;

(ii)

Use reasonable efforts to promptly prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus included therein as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

(iii)

Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(iv)

Use reasonable efforts to register and qualify the securities covered by such Registration Statement under the securities laws of such jurisdictions as shall be reasonably requested by the Holders for the distribution of the securities covered by the Registration Statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

(v)

In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering;

(vi)

Notify the Holders promptly after the Company shall have received notice thereof, of the time when the Registration Statement becomes effective or any supplement to any prospectus forming a part of the Registration Statement has been filed; and

(vii)

Notify the Holders of any stop order suspending the effectiveness of the Registration Statement and use its reasonable best efforts to remove such stop order.

(d)

Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant hereto that any Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by Holder, and the intended method of disposition of such securities as shall be required to effect the registration of Holder’s Registrable Securities.  In that connection, each such Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects.  Each of such Holders shall deliver to the Company a statement in writing from the beneficial owners of such securities that such beneficial owners bona fide intend to sell, transfer or otherwise dispose of such securities.

(e)

Definition of Expenses.

(i)

"Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 6.2(b) and (c) hereof, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(ii)

"Selling Expenses" shall mean all underwriting discounts, selling commissions and underwriters' expense allowance applicable to the sale and all fees and disbursements of any special counsel (other than the Company's regular counsel) for any Holder.

(f)

Expenses of Registration.  All Registration Expenses incurred in connection with any registration, qualification or compliance herewith, shall be borne by the Company, and all Selling Expenses shall be borne by the Holder of the Registrable Securities, except in the case of legal fees incurred by Holder, which shall be paid by Holder regardless of whether the securities registered hereunder have in fact been sold.

(g)

Underwriting Requirements.  All Holders proposing to distribute their securities through an underwriting pursuant hereto shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company.  Notwithstanding any other provision of this section, at the request of the managing underwriter, the Holder shall delay the sale of Registrable Securities which such Holder has requested be registered under this section for the thirty (30) day period commencing with the effective date of the Registration Statement.  If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter.  Any Registrable Securities excluded or withdrawn from such underwriting shall not be withdrawn from such registration except at the election of the Holder.

(h)

Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this section.

(i)

Indemnification.  In the event that any Registrable Securities are included in a registration statement pursuant hereto:

(i)

To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors and partners of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person or entity, if any, that controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):  (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse each such Holder, officer, director or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; and further provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the definitive prospectus, such indemnity agreement shall not inure to the benefit of the underwriter (or the benefit of any person or entity that controls such underwriter), if a copy of the definitive prospectus was not sent or given to such person or entity with or prior to the confirmation of the sale of such securities to such person or entity.

(ii)

To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, its attorneys, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter (within the meaning of the Securities Act) for the Company, any person who (or entity that) controls such underwriter, and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person (or entity), or underwriter, attorneys, or controlling person, or other such Holder or director, officer or controlling person may become subject, under the Securities Act, the Exchange Act or other federal, state or foreign law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, attorney, controlling person (or entity), underwriter or controlling person (or entity), other Holder, officer, director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

(iii)

Within five (5) business days after receipt by an indemnified party under this Section 6.2(i) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.2(i), notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party, which counsel shall be satisfactory to the indemnified party or parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with reasonable fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6.2(i), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.2(i).

(k)

Reports Under Exchange Act.  With a view toward making available to Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

(i)

use reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

(ii)

use reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)

furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request such information as may be reasonably requested in order to allow any Holder to avail himself of any rule or regulation of the SEC which permits the selling of any such securities without registration.

(l)

Termination of the Company's Obligations.  As to any Registrable Securities, such securities shall cease to be Registrable Securities when they have been (i) registered under the Securities Act and disposed of in accordance therewith or (ii) sold or transferred in accordance with Rule 144 (or any similar provision then in force) under the Securities Act, unless such securities are held at such time by a Holder who may be deemed an “underwriter” or “affiliate” with respect to the Company (as such terms are defined under the Securities Act).

(m)

Lock-Up.  Following the closing of any “firm commitment” underwritten public offering of securities by the Company for cash, if requested by the managing underwriter, each Holder shall agree that he will not offer, sell, contract to sell, transfer, assign, gift, grant any option or warrant to purchase or right to acquire or hypothecate any of the Securities, during the six (6) month period following the closing of the Company’s  public offering of securities without the prior written consent of the managing underwriter of such public offering, and in such event Holder will permit all certificates evidencing any Shares and Warrant Shares and all Warrant Agreements to be stamped with an appropriate restrictive legend and will cause the transfer agent for the Company to note such restrictions on the transfer books and records of the Company.

6.2

Modification, Amendment and Waiver.  The parties hereto may amend, modify or otherwise waive any provision of this Agreement by mutual consent, provided that such consent and any amendment, modification or waiver is in writing and is signed by each of the parties hereto.

6.3

Burden and Benefit.  This Agreement shall be binding upon and, to the extent permitted in this Agreement, shall inure to the benefit of the parties and their respective successors and assigns.  In the event of a default by the Company of any of its obligations hereunder, the sole and exclusive recourse and remedy of the Investors shall be against the Company, as the case may be, and any of the Company’s assets.  In the event of a default by the Investors of any of their respective obligations hereunder, the sole and exclusive recourse and remedy of the Company shall be against the Investors and his, her or its assets.

6.4

Brokers.  It is understood by the parties that, pursuant to the terms of a Placement Agreement between the Company and the Placement Agent, the Company is obligated to pay or issue to the Placement Agent upon Closing (i) a commission equal to seven percent (7%) of the aggregate gross proceeds of the Units sold pursuant hereto, (ii) a non-accountable expense allowance equal to 1% of the aggregate gross proceeds of the Units sold pursuant hereto, and (iii) Placement Agent’s Warrants equal to 10% of the shares of Common Stock sold at Closing by the Company (but excluding the Warrant Shares) and upon the same terms as the Warrants issued to Investors except that the Placement Agent’s Warrants shall contain a cashless exercise provision, shall be exercisable for a term of five (5) years from the date of issuance, and shall contain a one-time piggy-back registration right.  Except for the foregoing, each party hereto represents and warrants to the other that there are no brokers or finders entitled to any brokerage or finder's fee or other commission or fee based upon arrangements made by or on behalf of the Company or the Investors or any other person in connection with this Agreement or any of the transactions contemplated hereby.

6.5

Entire Agreement.  This Agreement and the exhibits, schedules, lists and other documents referred to herein and the Warrants contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersede all prior agreements with respect thereto, whether written or oral.

6.6

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard, however, to such jurisdiction's principles of conflicts of laws.

6.7

Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, by cable, telegraph or telex, recognized overnight courier (courier charges prepaid), by mail (registered or certified mail, postage prepaid, return receipt requested) or by facsimile transmission to the respective parties addresses as follows:

If to the Investors, to:

Each address set forth on Schedule 1.1 hereto

With a copy to:

Berthel Fisher & Company Financial Services, Inc.

701 Tama Street

Marion, Iowa  52302

Attn: Thomas J. Berthel, CEO

Fax No. (319) 464-4250

If to the Company, to:

Guardian Technologies International, Inc.

516 Herndon Parkway

Herndon, Virginia  20170

Attn: Michael W. Trudnak, Chief Executive Officer

Fax No. (703) 464-8530

With a copy to:

Babirak, Vangellow & Carr, P.C.

1920 L Street, N.W.

Suite 525

Washington, D.C.  20036

Attn: Neil R.E. Carr, Esq.

Fax No. (202) 318-4486

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of changes of address shall only be effective upon receipt.

6.8

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

6.9

Rights Cumulative.  All rights, powers and privileges conferred hereunder upon the parties, unless otherwise provided, shall be cumulative and shall not be restricted to those given by law.  Failure to exercise any power given any party hereunder or to insist upon strict compliance by any other party shall not constitute a waiver of any party's right to demand exact compliance with any of the terms or provisions hereof.

6.10

Severability of Provisions.  The provisions of this Agreement shall be considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable.  Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable.  Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

6.11

Headings.  The headings set forth in the articles and sections of this Agreement and in the exhibits and the schedules to this Agreement are inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

6.12

Arbitration Agreement.

(a)

Each Investor acknowledges that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as an Investor, whether against the Company, in the name of the Company or otherwise, arising out of or relating to any acts or omissions of the Company or any of its officers, directors, agents, affiliates, associates, employees, attorneys or controlling person (including without limitation any controversy or claim relating to a purchase or sale of the Securities of the Company) shall be settled by binding arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”) and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.   Any controversy or claim brought by the Company against Investor, whether in his capacity as present or former stockholder of the Company in or against any of Investor’s officers, directors, agents, affiliates, associates, employees, attorneys or controlling persons shall also be settled by binding arbitration under the Federal Arbitration Act in accordance with the arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof.  In arbitration proceedings under this Section 6.12, the parties shall be entitled to any and all remedies that would be available in the absence of this Section 6.12 and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable.  This Section 6.12 shall apply, without limitation, to actions arising in connection with the offer and sale of the securities contemplated by this Agreement under any federal, state or foreign securities laws.

(b)

The arbitration of any dispute pursuant to this Section 6.12 shall be held in Washington, D.C.

(c)

Notwithstanding the foregoing, in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Section 6.12, may simultaneously or thereafter seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

(d)

This Section 6.12 is intended to benefit the stockholders, agents, affiliates, associates, employees, attorneys and controlling persons of the Company, each of whom shall be deemed to be a third party beneficiary of this Section 6.12, and each of whom may enforce this Section 6.12 to the fullest extent that the Company could do so if a controversy or claim were brought against it.

6.13

Indemnification.

(a)

The Company recognizes that the offer and sale of the Units hereunder were based upon the representations, warranties and covenants of the Company contained herein.  The Company hereby agrees to indemnify and hold harmless Investors and their agents and affiliates against all liabilities, costs and expenses, including reasonable attorneys’ fees, arising from or by reason of any material misrepresentation or inaccuracy contained in any such representation or warranty or a material breach of any covenant.

(b)

Each Investor, severally and not jointly, recognizes that the offer and sale of the Units hereunder were based upon the representations and warranties of each such Investor contained herein.  Investor hereby agrees to indemnify and hold harmless the Company and its agents and affiliates against all liabilities, costs and expenses, including reasonable attorneys’ fees, arising from or by reason of (i) any material inaccuracy contained in any such representation or warranty by Investor, or (ii) any distribution, sale or transfer of the Securities by Investor in violation of this Agreement, or any provision, rule or regulation of the Securities Act, the Exchange Act, or any other applicable federal, state or foreign securities law.

[THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered on the date and year first above written.

ATTEST:

GUARDIAN TECHNOLOGIES

INTERNATIONAL, INC.

By:

Michael W. Trudnak

Chief Executive Officer

WITNESS:

INVESTORS:

Name:

Address:

Name:

Address:

Name:

Address:

Name:

Address:

(Revised 04/06/05)

28218012.133

EXHIBIT 1.1

FORM OF CLASS B COMMON STOCK PURCHASE WARRANT AGREEMENT

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE  BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND THE SAME HAVE BEEN (OR WILL BE, WITH RESPECT TO THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (II) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE ACT, THE RULES AND REGULATIONS THEREUNDER, OR APPLICABLE STATE SECURITIES LAWS.

No. CBW–___

Number of Shares Purchasable

Issue Date: ______________, 2005

Upon Exercise of Warrant: _______

Void after 5:00 p.m. Washington, D.C., Time on ______________, 2010

CLASS B COMMON STOCK PURCHASE WARRANT AGREEMENT

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

This is to certify that, subject to the provisions of this Class B Common Stock Purchase Warrant Agreement (the “Warrant Agreement”) and for value received, _____________________________ (the "Holder"), is entitled to purchase ____________________________ (_____) shares of common stock, $.001 par value per share (the "Common Stock;" that warrant, the “Warrant”), subject to adjustment as set forth herein, of Guardian Technologies International, Inc., a Delaware corporation (the "Company"), at any time during the period beginning ______________, 2005 (the “Issue Date”), and ending eighteen (18) months after the Issue Date (unless earlier redeemed pursuant to Section 10 hereinbelow) (the "Expiration Date"), but not later than 5:00 p.m. Eastern Standard Time on the Expiration Date, at an exercise price of Three Dollars ($3.00) per share, subject to adjustment as set forth herein  (the "Exercise Price").  This Warrant is part of a unit or units of securities being issued by the Company pursuant to the terms of a Units Purchase Agreement, dated April __, 2005, as amended (“Units Purchase Agreement”), each unit consisting of four (4) shares of Common Stock and one (1) Class B Common Stock Purchase Warrant of the Company.

1.

Exercise of Warrant.  Subject to the provisions of Sections 5, 8 and 10 below, this Warrant may be exercised in whole or in part at any time or from time to time on or after the Issue Date and until the Expiration Date; provided, however, that if either of such days is a day on which banking institutions are authorized by law to close (a "Bank Holiday"), then on the next succeeding day which shall not be a Bank Holiday.

(a)

Method of Exercise.  This Warrant may be exercised by presentation and surrender of this Warrant Agreement to the Company at its principal office or at the office of its transfer agent, if any (the "Transfer Agent").  The presentation and surrender of this Warrant Agreement for exercise must be accompanied by: (i) the form of subscription which is attached hereto in Annex A (the "Form of Subscription") duly executed with signature guaranteed; and (ii) payment of the aggregate Exercise Price for the number of shares specified in such form.  If this Warrant should be exercised in part only, upon presentation and surrender of this Warrant Agreement to the Company or the Transfer Agent for cancellation, the Company shall execute and deliver a new warrant agreement evidencing the rights of the Holder to purchase the balance of the shares purchasable hereunder.  Upon receipt of this Warrant Agreement by the Company at its office or by the Transfer Agent at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such exercise; provided, however, that if at the date of surrender of this Warrant Agreement and payment of the aggregate Exercise Price, the transfer books for the Common Stock shall be closed, the certificates representing the Common Stock or other securities subject to issuance upon such exercise shall be issuable as of the date on which the Company's transfer books shall next be opened.  Until such date, the Company shall be under no duty to deliver any certificate representing such Common Stock or other securities and the Holder shall not be deemed to have become a holder of record or owner of such Common Stock or such other securities.

(b)

Forms of Payment Authorized:  Upon exercise of this Warrant, the Holder may, at its discretion, pay the Exercise Price with cash or by certified or banker’s check.

2.

Reservation of Shares.  There shall at all times be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be subject hereto.

3.

Fractional Shares.  Notwithstanding any other provision hereof, the Company shall not be required to issue fractional shares of Common Stock upon the exercise of this Warrant.  If any fraction of a share would, except for the provisions hereof, be issuable upon the exercise of this Warrant, then: (a) if the fraction of a share otherwise issuable is equal to or less than one-half, the Company shall round down and issue only the largest whole number of shares of Common Stock to which the Holder is otherwise entitled, or (b) if the fraction of a share otherwise issuable is greater than one-half, the Company shall round up and issue one additional share of Common Stock in addition to the largest whole number of shares of Common Stock to which the Holder is otherwise entitled.

4.

Exchange, Transfer or Assignment of Warrant.  Subject to the provisions of this Section 4 and of Section 8 below, this Warrant Agreement is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or the Transfer Agent, for other warrant agreements representing warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  Subject to the provisions of this Section 4 and of Section 8 below, upon surrender of this Warrant Agreement to the Company or the Transfer Agent accompanied by:  (a) the form of assignment which is attached hereto as Annex B (the "Form of Assignment") duly executed; and (b) funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new warrant agreement in the name of the assignee named in the Form of Assignment and this Warrant Agreement shall promptly be canceled.  The Warrant may be divided or combined with other warrants which carry the same rights upon presentation of this Warrant Agreement at the office of the Company or the Transfer Agent, accompanied by a written notice signed by the Holder hereof specifying the names and denominations in which new warrant agreements are to be issued.

The term "Warrant" as defined above shall hereafter include any warrant into which this Warrant may be divided, exchanged or combined, and any Warrant as the same may be hereafter modified or amended from time to time.

5.

Theft, Destruction, Loss or Mutilation of Warrant Agreement.  Subject to the provisions of Section 4, in the event of the theft, destruction, loss or mutilation of this Warrant Agreement, upon receipt by the Company of evidence satisfactory to it of such theft, destruction, loss or mutilation and, in the case of loss, theft or destruction, of such indemnification as the Company may in its discretion impose, and in the case of mutilation, upon surrender and cancellation of this Warrant Agreement, the Company shall execute and deliver a new warrant agreement of like tenor and date.

6.

Rights of the Holder.  Prior to the exercise of the Warrant, the Holder shall not be entitled by virtue hereof to any rights of a stockholder in the Company, either at law or equity.  The rights of the Holder are limited to those expressed in this Warrant Agreement and are enforceable against the Company only to the extent set forth herein.

7.

Anti-Dilution Provisions.  The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided:

(a)

In case the Company shall issue shares of Common Stock as a dividend upon shares of Common Stock or in payment of a dividend thereon, or shall subdivide the number of outstanding shares of its Common Stock into a greater number of shares or shall contract the number of outstanding shares of its Common Stock into a lesser number of shares, the Exercise Price then in effect shall be adjusted, effective at the close of business on the record date for the determination of stockholders entitled to receive the same, to the price (computed to the nearest cent) determined by dividing (i) the product obtained by multiplying the Exercise Price in effect immediately prior to the close of business on such record date by the number of shares of Common Stock outstanding prior to such dividend, subdivision or contraction, by (ii) the number of shares of Common Stock outstanding immediately after such dividend, subdivision, or contraction.

(b)

If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant Agreement and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant Agreement, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant Agreement had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions of this Warrant Agreement (including, without limitation, provisions for adjustment of the Exercise Price and of the number of shares of Common Stock or other securities issuable upon the exercise of this Warrant) shall thereafter be applicable as nearly as may be practicable in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of this Warrant.  The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase; and such successor corporation agrees to be bound by the provisions of Section 8 hereof with respect to any securities issued pursuant to such consolidation, merger or purchase of assets.

(c)

Upon each adjustment of the Exercise Price pursuant hereto, the number of shares of Common Stock specified in this Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share of Common Stock) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of this Warrant and dividing the product so obtained by the Exercise Price in effect after such adjustment.

(d)

Irrespective of any adjustments to the number or kind of securities issuable upon exercise of this Warrant or in the Exercise Price, any warrants thereafter issued may continue to express the same number of shares of Common Stock and Exercise Price as are stated in the warrants previously issued.

(e)

The Company may, at its sole option, retain the independent public accounting firm regularly retained by the Company, or another firm of independent public accountants of recognized standing selected by the Company's board of directors (the "Board of Directors"), to make any computation required under this section and a certificate signed by such firm shall be conclusive evidence of any computation made under this section.

(f)

Whenever there is an adjustment in the Exercise Price and/or in the number or kind of securities issuable upon exercise of this Warrant, as provided herein, the Company shall: (i) promptly file in the custody of its Secretary or Assistant Secretary a certificate signed by the Chairman of the Board of Directors or the President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring such adjustment and the number and kind of securities issuable upon exercise of this Warrant after such adjustment; and (ii) cause a notice to be sent to the Holder stating that such adjustment has been effected and stating the Exercise Price then in effect and the number and kind of securities issuable upon exercise of this Warrant.

(g)

The Exercise Price and the number of shares issuable upon exercise of this Warrant shall only be adjusted in the manner and upon the conditions heretofore specifically referred to in Subsections 7(a) through 7(f) above.

8.

Transfer to Comply with the Securities Act and Other Applicable Securities Laws. Neither this Warrant nor the shares of Common Stock (or other securities) issuable upon exercise hereof have been registered under the Securities Act or under state securities laws.  Except as provided in Section 4 above:  (a) this Warrant may not be transferred, assigned, pledged, sold, or otherwise disposed of; and (b) the shares of Common Stock (or other securities) issuable upon exercise of this Warrant may not be transferred, assigned, pledged, sold or otherwise disposed of in the absence of registration under or exemption from the applicable provisions of the Securities Act unless the Holder provides the Company with an opinion of counsel in form and substance satisfactory to the Company (together with such other representations and warranties as the Company may request) that the shares of Common Stock issued or issuable, as applicable, upon exercise of this Warrant may be legally transferred without violating the Securities Act, and any other applicable securities law and then only against receipt of an agreement of the transferee (in form and substance satisfactory to the Company) to comply with the provisions of this section with respect to any resale or other disposition of such securities. Unless subsequently registered under the Securities Act and under applicable state securities laws, any shares issuable upon exercise of this Warrant shall bear a restrictive legend reflecting the foregoing restrictions on sale or transfer.

9.

Registration Rights.

The Company acknowledges that in connection with the Units Purchase Agreement, the Company has granted the Holder, pursuant to Section 6.1 of the Units Purchase Agreement, certain registration rights with respect to the shares issuable upon exercise of this Warrant.

10.

Redemption.

During the period commencing 180 days after the Final Closing Date (as such term is defined in the Units Purchase Agreement) and continuing until the Expiration Date, the Company shall have the right to redeem the Warrants at a price of $.01 per Warrant (the “Redemption Price”), at its option, if for twenty (20) consecutive trading days the bid or sale price of the Common Stock (as reported by Bloomberg) closes at a price of $9.00 or more (the “Redemption Triggering Event”); provided that the shares underlying this Warrant have been registered under the Securities Act; and provided further that the registration statement registering such shares is then effective.  To exercise its right to redeem this Warrant, the Company must within five (5) business days of a Redemption Triggering Event give written notice to the Holder specifying (a) the date fixed for redemption (the “Redemption Date”), which may be a date not be less than thirty (30) days from the date the notice is delivered and (b) the place where this Warrant Agreement shall be delivered. The Redemption Price for each Warrant redeemed shall be paid and the right to exercise this Warrant shall terminate at 5:00 p.m. Washington, D.C. time, on the business day immediately preceding the Redemption Date.

11.

Notices.  Any notices, consents, waivers, or other communications required or permitted to be given hereunder must be in writing and will be deemed to have been delivered personally: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (c) three (3) days after being sent by U.S. certified mail, return receipt requested; or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each such case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be: if to the Holder, at the address and facsimile number of the Holder as shown on the registry books maintained by the Company or its Transfer Agent; and if to the Company, to Guardian Technologies International, Inc., 516 Herndon Parkway, Herndon, Virginia  20170, attention: CEO, facsimile number (703) 464-8530.

12.

Amendments. The Company may, in its sole discretion, by supplemental agreement or pursuant to an amended warrant agreement issued in exchange for this Warrant Agreement make any changes or corrections to the terms and conditions hereof which it deems appropriate in order to (a) reduce the Exercise Price; (b) extend the Expiration Date; or (c) modify such other terms and conditions hereof which modification, in the judgment of the board of directors of the Company, provides, when considered under the totality of the circumstances, a net benefit to or which, in the exercise of such judgment, the board of directors reasonably determines would not be contrary to the interests of the Holder; provided, however, that no adverse change in the number or nature of the securities purchasable upon the exercise of this Warrant, or the Exercise Price, or acceleration of the Warrant Expiration Date, shall be made without the consent in writing of the Holder.   The registration rights referenced in Section 9 hereof shall survive any such modification of this Warrant.

13.

Agreement of Warrant Holders.  The Holder, by his acceptance thereof, acknowledges that:

(a)

The Company and any Transfer Agent may deem and treat the person in whose name this Warrant Agreement is registered as the Holder and as the absolute, true and lawful owner of the Warrant for all purposes, and neither the Company, nor the Transfer Agent shall be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 5 hereof;

(c)

Subject to Section 12, the Warrant shall be subject in all respects to the terms and conditions set forth in any amended warrant agreement upon the issuance thereof and upon the mailing by the Company of notice of the amendment of the terms and conditions of this Warrant Agreement;

(d)

Holder shall execute all such further instruments and documents and take such further action as the Company may reasonably require in order to effectuate the terms and purposes of this Warrant Agreement.

14.

Severability.  The provisions of this Warrant Agreement shall be considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable.  Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable.  Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

15.

Governing Law.  The validity and construction of this Warrant Agreement and all matters pertaining hereto are to be determined in accordance with the laws of the State of Delaware without reference to the conflict of law principles of that state.

16.

Entire Agreement.  This Warrant Agreement is intended to and does contain and embody the entire understanding and agreement of the Company and the Holder with respect to the subject matter hereof and there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of this Warrant Agreement shall be in any way invalidated, unempowered or affected.

17.

Headings.  The headings in this Warrant Agreement are for convenience of reference only and are not part of this Warrant Agreement.

[THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be signed in its name and on its behalf and its corporate seal to be affixed hereon by its duly authorized officers as of the date of issuance first above written.

GUARDIAN TECHNOLOGIES

   INTERNATIONAL, INC.

[SEAL]

By:

____________________________________

Name:

______________________________

Title:

_______________________________

Attest:

By:

______________________________________

Secretary

Annex A to Class B Common Stock Purchase Warrant Agreement

FORM OF SUBSCRIPTION

(Complete and sign only upon exercise of the Class B Common Stock Purchase Warrant in whole or in part.)

To:

Guardian Technologies International, Inc.

The undersigned, the holder of the attached Class B Common Stock Purchase Warrant Agreement (No. CBW-___) to which this Form of Subscription applies, hereby irrevocably elects to exercise the purchase rights represented by such warrant for and to purchase thereunder                 shares of common stock, $.001 par value per share (the "Common Stock"), from Guardian Technologies International, Inc. (or such other securities issuable pursuant to the terms of the Class B Common Stock Purchase Warrant Agreement) and herewith makes payment of $____________________________ therefor in cash or by certified or official bank check.  The undersigned hereby requests that the certificate(s) representing such securities be issued in the name(s) and delivered to the address(es) as follows:

Name:

Address:

Social Security Number:

Deliver to:

Address:

If the foregoing subscription evidences an exercise of the Class B Common Stock Purchase Warrant to purchase fewer than all of the shares of Common Stock (or other securities issuable pursuant to the terms of the Class B Common Stock Purchase Warrant Agreement) to which the undersigned is entitled under such warrant, please issue a new warrant, of like tenor, relating to the remaining portion of the securities issuable upon exercise of such warrant (or other securities issuable pursuant to the terms of such warrant) in the name(s), and deliver the same to the address(es), as follows:

Name:

Address:

Dated:

(Name of Holder)

(Social Security or Taxpayer Identification

Number of Holder, if applicable)

(Signature of Holder or Authorized Signatory)

Signature Guaranteed:

Annex B to Class B Common Stock Purchase Warrant Agreement

FORM OF ASSIGNMENT

(To be executed upon transfer of Class B Common Stock Purchase Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to                                           ____________________________ the right represented by the Class B Common Stock Purchase Warrant Agreement (No. CBW-___) to which this Form of Assignment applies with respect to ___________________________ of the shares issuable upon exercise of the warrant together with all right, title and interest therein, and does hereby irrevocably constitute and appoint the corporate secretary of Guardian Technologies International, Inc., attorney to transfer such Class B Common Stock Purchase Warrant on the warrant register of Guardian Technologies International, Inc., the issuer of the Class B Common Stock Purchase Warrant, with full power of substitution.  Upon such transfer, a new warrant agreement covering the warrants represented by the Class B Common Stock Purchase Warrant Agreement (CBW-___) not being so sold, assigned or transferred, shall be issued to and in the name of the undersigned in accordance with Section 4 of the Class B Common Stock Purchase Warrant Agreement.

DATED:                                        .

Signature: _________________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Signature Guaranteed: ______________________

EXHIBIT 5.1(h)

FORM OF LOCK UP LETTER

[FORM OF LOCK-UP LETTER]

___________, 2005

Guardian Technologies International, Inc.

516 Herndon Parkway

Herndon, Virginia  20170

Berthel Fisher & Company

  Financial Services, Inc.

701 Tama Street

Marion, Iowa  52302

Ladies and Gentlemen:

The undersigned is the holder of (i) __________ shares of common stock, $.001 par value  per share (“Common Stock”), of  Guardian Technologies International, Inc., a Delaware corporation (the "Company") and (ii) options (or the right to receive options) to acquire __________ shares of Common Stock including options under the Company’s Amended and Restated 2003 Stock Incentive Plan (collectively, including any shares of capital stock of the Company or options therefor hereafter issued by the Company, the “Shares”).

The undersigned understands that the execution and delivery of this lock up letter is a condition to closing under a Units Purchase Agreement, dated _________, 2005, as it may be amended in connection with additional sales of the Company’s securities (the “Units Purchase Agreement”), among the Company and certain investors set forth therein (“Investors”) who are purchasing securities of the Company.

In consideration of, and as a condition to, the Investors entering into the Units Purchase Agreement with the Company and purchasing securities of the Company pursuant thereto, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, without the prior written consent of Berthel Fisher & Company Financial Services, Inc., or any successor thereto, the undersigned will not, for a period beginning on __________, 2005, and continuing for six (6) months thereafter (the “Lock-Up Period”), offer, sell, contract to sell, transfer, assign, contract to assign, gift, grant any option or warrant to purchase or right to acquire, announce his/her intention to sell, pledge, exchange, contract to exchange, or otherwise dispose or contract to dispose of, directly or indirectly, any Shares; except that, during the Lock-Up Period, the undersigned may make intra-family transfers or transfers to trusts for estate planning purposes provided that any such person or organization agrees to be bound by the foregoing restrictions on the disposition of such securities. It is specifically agreed that the Shares owned by the undersigned will be held in certificated form and not in DTC form. Furthermore, the undersigned agrees that the Shares shall bear a legend making reference to this lock-up letter, which shall be placed on file with the transfer agent.

The undersigned further understands and agrees that the Company will place stop transfer instructions against the Shares, in accordance with the restrictions set forth in this lock-up letter.

Very truly yours,

Dated:

______, 2005

Signature___________________________________

Name:  ____________________________________

EXHIBIT 5.2(a)

CONFIDENTIAL PURCHASER QUESTIONNAIRE

CONFIDENTIAL PURCHASER QUESTIONNAIRE

Guardian Technologies International, Inc.

This Confidential Purchaser Questionnaire (“Questionnaire”) is being given to you since you have expressed an interest in purchasing units of securities (“Units”), each Unit consisting of four (4) shares of common stock, $.001 par value per share, and one (1) Class B Common Stock Purchase Warrants, to be issued by Guardian Technologies International, Inc., a Delaware corporation (the "Company") pursuant to the terms of a Units Purchase Agreement.  The purpose of this Questionnaire is to determine whether you meet the standards determined by the Company for the purchase of the Units and the standards for an "accredited investor" under the Securities Act of 1933, as amended, and Rule 501 adopted thereunder by the Securities and Exchange Commission.

Your answers will be kept strictly confidential at all times.  However, each person who purchases the Units (an "Investor") hereby agrees that the Company may present this Questionnaire to such parties as it deems appropriate to establish the availability, under any federal or state securities laws, of an exemption from registration of the private placement of the Units.

Please complete this Questionnaire as thoroughly as possible and sign, date and return to the Company.

1.

Name:

Date of Birth:

Number of dependents:

State where registered to vote:

State where driver's license is issued:

Social Security or Tax

  Identification Number:

2.

Home address, telephone number:

3.

Business address, telephone number:

4.

Indicate exact name in which the shares of Common Stock will be held:

5.

Mailing address:

______________________________________________________

______________________________________________________

6.

Describe your current employment, including the company by which you are employed and its principal business:

7.

Describe your principal business activities during the last five (5) years.

8.

Indicate any college or graduate degrees held by you.

9.

Have you previously participated in other private placements of securities?

Yes

No

If "Yes," state the types of investments in which you have previously participated:

Year

Amount of Investment

Types of Investment

(e.g., Real Estate, Oil, etc.)

10.

Are you a member of the National Association of Securities Dealers, Inc. or an associated person of a member?

Yes

No

If "Yes," please identify the member or explain your affiliation.

11.

a)

Do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

Yes

No

b)

Are you familiar with the risk aspects and the non-liquidity of investments such as the Units?

Yes

No

c)

Do you consider yourself sufficiently knowledgeable and experienced in financial matters to be capable of evaluating the merits and risks of your investment in the Units without designating a Purchaser Representative in writing?

Yes

No

d)

Have you reviewed this investment with your accountant and/or lawyer?  If "Yes," please provide such person's name and address.

Yes

No

Name:

Address:

e)

Are you purchasing for an investment for your own account and not with a view to reselling or otherwise distributing the Units or the shares and warrants included therein?

Yes

No

f)

Do you understand that the Company has a limited operating history, there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

Yes

No

12.

If the Investor is a corporation, partnership, association, business or other trust or unincorporated organization, was the Investor formed for the specific purpose of making the investment contemplated herein?

Yes

No

13.

If the Investor is a corporation, partnership, association, business or other trust or unincorporated organization, are its total assets in excess of $5,000,000 and its net worth in excess of $1,000,000?

Yes

No

14.

If the Investor is a corporation, partnership, association, business or other trust or unincorporated organization, supply the following information:

(a)

Type of entity

(b)

Date organized

(c)

Purpose of organization

(d)

Jurisdiction of organization

(e)

Number of partners, shareholders or beneficiaries:

(f)

Types of prior investments:

15.

If the Investor is a trust other than a business trust, is its purchase of the Units being directed by a person or persons having such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of a purchase of the Units?

Yes

No

If "Yes," please identify each such person and indicate his business address and telephone number.  (The person you name must complete a Purchaser Representative Letter which must be returned to the Company prior to your subscription being accepted.)

16.

Accredited Investor and Suitability Information

The following criteria are requirements for Purchasers.

(a)

Is your net worth (jointly with your spouse, if any), in excess of $1,000,000 (valuing your assets on the basis of their current fair market value and deducting the value of home furnishings and automobiles)?

Yes

No

(b)

If you are a natural person, was your individual income for each of the years 2003 and 2004, and is your anticipated individual income for 2005, in excess of $200,000?

Yes

No

(c)

If you are a natural person, was your joint income with your spouse for each of the years 2003 and 2004, and is your anticipated joint income for 2005 in excess of $300,000?

Yes

No

REPRESENTATIONS AND WARRANTIES:

Investor understands that the Company will be relying on the accuracy and completeness of Investor’s responses to the foregoing questions, and Investor represents and warrants to the Company as follows:

(a)

The answers to the above questions are true, complete and correct and may be relied upon by the Company for all purposes, including the purpose of determining whether the offering in which Investor proposes to participate is exempt from registration under federal and state securities laws;

(b)

Investor will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by Investor of the Units; and

(c)

Investor is able to bear the economic risk of the investment and, at the present time, can afford a complete loss of such investment.

IN WITNESS WHEREOF, Investor has executed this Confidential Purchaser Questionnaire this _____ day of ____________, 2005.

_________________________________

______________________________

Signature of Investor

Signature of Joint Investor, if any*

_________________________________

______________________________

Print Name of Investor

Print Name of Investor, if any*

* If investment is in joint names, both Investors must sign.

_________________________________

Signature of Registered Representative

_________________________________

Print Name of Registered Representative

[TO BE COMPLETED IF THE INVESTOR IS A CORPORATION]

CORPORATE CERTIFICATE

CERTIFICATE OF

(Name of Corporation)

The undersigned certifies that he is the [Assistant] Secretary of the corporation named above (the "Corporation") and that, as such, the undersigned is authorized to execute this Certificate on behalf of the Corporation, and the undersigned further certifies that:

(a)

The following resolutions were duly adopted by the duly elected Board of Directors of the Corporation [at a meeting duly called, convened and held on _______________, ____, at which a quorum was present and acting throughout] [acting by Unanimous Consent in Writing on _______________, ____]:

"RESOLVED, that the Corporation be, and it hereby is, authorized and directed to make an investment in and purchase units of securities (“Units”), each Unit consisting of four (4) shares of Common Stock and one (1) Class B Common Stock Purchase Warrant, to be issued by Guardian Technologies International, Inc., a Delaware corporation (the "Company");

RESOLVED, that the appropriate officers of the Corporation be, and each hereby is, authorized, empowered and directed to take all actions necessary or appropriate to carry out the intent of the foregoing resolution."

(b)

Such resolutions have not been rescinded, amended or changed in any respect and remain in full force and effect on the date hereof.

(c)

Each of the following persons has been authorized, empowered and directed  to execute all documents on behalf of the Corporation which are necessary or appropriate to accomplish the purchase by the Corporation of the Units subscribed for by the Corporation; each such person now is and at all times since the meeting or action by unanimous consent referred to above has been a duly elected, qualified and acting officer of the Corporation, holding the office of the Corporation set forth opposite his name below; and the signature of each such person appearing opposite his name below is his own true signature.

             Name

              Title

         Signature

           President

__________________

__________________

(d)

The Corporation was incorporated under the laws of the State of ____________________ on _______________, ____.

[Seal]

[Assistant] Secretary

The undersigned, one of the officers named in the foregoing Certificate, hereby confirms such Certificate.

Name

Signature

Title

Date

[TO BE COMPLETED IF THE INVESTOR IS A TRUST]

TRUST CERTIFICATE

CERTIFICATE OF

(Name of Trust)

The undersigned, constituting all of the Trustees of the trust named above (the "Trust"), hereby certify as follows:

 1.

That the Trust was established pursuant to a Trust Agreement, dated _______________, ____.

 2.

That, as the Trustee(s) of the Trust, I/we have determined that the investment in and purchase of the units of securities (“Units”), each Unit consisting of four (4) shares of Common Stock and one (1) Class B Common Stock Purchase Warrant, to be issued by Guardian Technologies International, Inc., a Delaware corporation (the "Company"), is of benefit to the Trust, and I/we have determined to make such investment on behalf of the Trust.

 3.

That the undersigned is/are Trustee(s) of the Trust, which is still in existence, and that I/we have due authority to make such investment on behalf of the Trust (including the authority to execute all documents which are necessary or appropriate to accomplish the purchase by the Trust of the Units subscribed for by the Trust) and to legally bind the Trust.

IN WITNESS WHEREOF, I/we have executed this Certificate as the Trustee(s) of the Trust this _____ day of _______________, ____, and declare that it is truthful and correct.

(Name of Trust)

Witness:

By:

Trustee

By:

Trustee

By:

Trustee

[TO BE COMPLETED IF THE INVESTOR IS A GENERAL PARTNERSHIP]

GENERAL PARTNERSHIP CERTIFICATE

CERTIFICATE OF

(Partnership Name)

The undersigned, constituting a/the Partner(s) of the partnership named above (the "Partnership"), hereby certify as follows:

1.

That the Partnership commenced business on and was established pursuant to a Partnership Agreement dated _______________, ____.

 2.

That, as a/the partner(s) of the Partnership, I/we have determined that the investment in and purchase of the units of securities (“Units”), each Unit consisting of four (4) shares of Common Stock and one (1) Class B Common Stock Purchase Warrant, to be issued by Guardian Technologies International, Inc., a Delaware corporation, is of benefit to the Partnership and have determined to make such investment and purchase on behalf of the Partnership.

3.

That the undersigned partner(s) of the Partnership has/have due authority to make such investment on behalf of the Partnership (including the authority to execute all documents which are necessary or appropriate to accomplish the purchase by the Partnership of the Units subscribed for by the Partnership) and to legally bind the Partnership.

IN WITNESS WHEREOF, I/we have executed this Certificate as a/the partner(s) of the Partnership this _____ day of _______________, ____ and declare that it is truthful and correct.

(Partnership Name)

Witness:

By:

Partner

By:

Partner

By:

Partner

[TO BE COMPLETED IF THE INVESTOR IS A LIMITED PARTNERSHIP]

LIMITED PARTNERSHIP CERTIFICATE

CERTIFICATE OF

(Limited Partnership Name)

The undersigned, constituting a/the general partner(s) of the limited partnership named above (the "Partnership"), hereby certify as follows:

1.

That the Partnership commenced business on ______________, ____, and was established pursuant to a Limited Partnership Certificate dated _______________, ____.

 2.

That the signer(s) of this Certificate, as a/the general partner(s) of the Partnership, has/have determined that the investment in and purchase of the units of securities (“Units”), each Unit consisting of four (4) shares of Common Stock and one (1) Class B Common Stock Purchase Warrant, to be issued by Guardian Technologies International, Inc., a Delaware corporation, is of benefit to the Partnership, and such signers have determined to make such investment and purchase on behalf of the Partnership.

 3.

That the undersigned partner(s) of the Partnership has/have due authority to make such investment on behalf of the Partnership (including the authority to execute all documents which are necessary or appropriate to accomplish the purchase by the Partnership of the Units subscribed for by the Partnership) and to legally bind the Partnership.

IN WITNESS WHEREOF, I/we have executed this Certificate on behalf of the Partnership as general partner(s) this _____ day of _______________, ____ and declare that it is truthful and correct.

(Partnership Name)

Witness:

By:

General Partner

By:

General Partner

By:

General Partner

SCHEDULE 1.1

SCHEDULE OF INVESTORS

Name	No. of Shares of Common Stock	No. of Warrants	Investment Amount
Donn O. Fuller, MD	100,000	25,000	250,000.00
Timothy E. Gallagher Trustee for Timothy E. Gallagher Revocable Trust dated March 25, 2003	80,000	20,000	200,000.00
MABF Corporation	100,000	25,000	250,000.00
Jerrold V. Flatt	120,000	30,000	300,000.00
John E. Karpac and Lorraine Karpac	80,000	20,000	200,000.00

Total	480,000	120,000	$ 1,200,000.00

SCHEDULE 2.1

WIRE TRANSFER INSTRUCTIONS

When wiring monies to the Escrow Agent pursuant to Section 2.1 of the Agreement, please use the following account instructions:

1.

Bank:

Banker’s Bank, Madison, WI

2.

ABA routing number:

075912479

3.

For the credit of F & M Savings Bank, Manchester, IA

Account number:

032441

4.

For the final credit to Guardian Technologies International, Inc.,

Account number: 200416972

Attn: Jock D. Stevenson

Reference: __________________________________________

(Investor’s Name)

SCHEDULE 3.1(b)

JURISDICTIONS IN WHICH COMPANY

IS QUALIFIED TO DO BUSINESS; SUBSIDIARIES

1.

The Company is incorporated in the State of Delaware and registered as a foreign corporation in the Commonwealth of Virginia.

2.

All the subsidiaries of the Company are listed below:

Name of Subsidiary	Jurisdiction of Incorporation
RJL Marketing Services Inc.	Delaware
Guardian Healthcare Systems UK Ltd.	England and Wales

SCHEDULE 3.1(c)

OPTIONS, WARRANTS AND OTHER CONVERTIBLE SECURITIES

1.

Shares of Common Stock underlying outstanding warrants: 2,747,233.

2.

Shares of Common Stock underlying outstanding stock options: 4,270,000.

SCHEDULE 3.1(e)

LEASED PROPERTIES

1.

On January 11, 2005, the Company entered into a 5-year lease commencing February 1, 2005, with regard to 15,253 square feet at 516 Herndon Parkway, Herndon, Virginia, at an annual rental of $266,927.50, subject to annual escalation.

SCHEDULE 3.1(h)

UNDISCLOSED LIABILITIES

1.

None.

SCHEDULE 3.1(i)

ABSENCE OF CERTAIN CHANGES OR EVENTS

1.

None.

SCHEDULE 3.1(j)

NONCONTRAVENTION; CONSENTS

1.

Form D to be filed with the SEC and certain states with regard to offer and sale of Units, and payment of applicable filing fees.

 SCHEDULE 3.1(l)

LABOR DISPUTES

1.

None.

SCHEDULE 3.1(o)

PERMITS NOT OBTAINED

1.

None.

SCHEDULE 3.2(n)

RISK FACTORS

RISK FACTORS

You should carefully consider the following risks before making an investment decision.  Our financial condition and operating results could be materially adversely affected by any of the risks set forth below.  You also should refer to the other information set forth in our Form 10-KSB, Forms 10-QSB, Forms 8-K (and amendments thereto) and other filings with the Securities and Exchange Commission, including our audited financial statements (and notes thereto) for the year ended December 31, 2003, and our unaudited financial statements included in our Form 10-QSB for the Quarter Ended September 30, 2004 and notes thereto.

Risks Related to Our Company and Our Operations

We Are A Development Stage Company And Our Business Plan And Technology Are Unproven.

Since the closing of the reverse acquisition of Guardian Technologies International, Inc. in July 2003, we have generated minimal revenue.  Also, we have experienced operating losses and negative cash flows.  We incurred an operating loss of $26,731,848 (of which $21,487,163 was incurred for non-cash charges associated with depreciation, amortization, and stock-based compensation) during the period from inception through September 30, 2004. We are a development stage company and our business plan is unproven.  We cannot assure you that we will ever achieve profitability or, if we achieve profitability, that it will be sustainable.  The income potential of our businesses is unproven, and our limited operating history makes it difficult to evaluate our prospects.  We anticipate increased expenses as we continue to expand and improve our infrastructure, invest in or develop additional products, make acquisitions, develop our technology, expand our sales and marketing efforts and pursue additional industry relationships. Moreover, the acceptance of the products that we offer is uncertain, including acceptance by the healthcare and transportation security scanning markets.

We May Face Competition From Other Developers Or Sellers Of Imaging And Radiology Technology And Baggage Screening Technology.

While the market for imaging and radiology technology is highly fragmented, we face competition from other companies that are developing products that are expected to be competitive with our products.   We also face potential competition from other companies developing baggage screening technology.  Business in general is highly competitive, and we compete with both large multinational solution providers and smaller companies. Some of our competitors have more capital, longer operating and market histories, and greater resources than we have, and may offer a broader range of products and at lower prices than we offer.

We May Undertake Acquisitions Which Pose Risks To Our Business.

As part of our growth strategy, we have and may in the future acquire or enter into joint venture arrangements with, or form strategic alliances with complimentary businesses. It is the intent of management to use part of the proceeds of this offering to fund certain acquisitions of companies with complementary technologies. Any such acquisition, investment, strategic alliance or related effort will be accompanied by the risks commonly encountered in such transactions.  These risks may include:

•

Difficulty of identifying appropriate acquisition candidates;

•

Paying more than the acquired company is worth;

•

Difficulty in assimilating the operations of the new business;

•

Costs associated with the development and integration of the operations of the new entity;

•

Existing business may be disrupted;

•

Entering markets in which we have little or no experience;

•

Accounting for acquisitions could require us to amortize substantial goodwill, adversely affecting our results of operations;

•

Inability to retain the management and key personnel of the acquired business;

•

Inability to maintain uniform standards, controls, policies and procedures; or

•

Customer attrition with respect to customers acquired through the acquisition.

We cannot assure you that we would successfully overcome these risks or any other problems associated with any acquisition, investment, strategic alliances, or related efforts.  Also, if we use our common stock in connection with an acquisition, your percentage ownership in us will be reduced and you may experience additional dilution.  As of the date of this Agreement, we have not entered into any agreement or letter of intent with regard to any acquisition.

We Are Depending On The Proceeds Of This Offering To Implement Our Business Strategy.

We expect to expend approximately $3,000,000 on acquisitions, $300,000 on the post-acquisition integration, $3,000,000 on increases in staffing for research and development (for cargo scanning, body scanning, and hyper-spectral analysis), $200,000 for national securities exchange registration fees, $800,000 for legal and accounting professional fees, and the remaining balance for general working capital purposes.  Accordingly, we are dependent on the proceeds of this offering to implement our business strategy.  To date our average monthly cash expenditures have been approximately $400,000 and we have relied upon the proceeds of the sale of our equity securities and a bridge loan to fund our operations.  We have raised approximately $9,900,000 from the sale of such securities.  We anticipate that, based upon our currently proposed plans and assumptions relating to our operations and proposed expansion, that the proceeds of this offering will satisfy our contemplated cash requirements the next twelve months.   In the event our plans change, our assumptions change or prove to be inaccurate or if the proceeds of this offering prove to be insufficient to fund acquisitions or expanded operations, we would be required to seek additional financing or, if such funding is not received, curtail our operations.  We have no current arrangements with regard to, or sources of, additional financing.  There can be no assurance additional financing will be available on acceptable terms, or at all.

Our Independent Registered Public Accounting Firm Has Expressed Uncertainty Regarding Our Ability To Continue As A Going Concern.

Our independent registered public accounting firm has expressed uncertainty regarding our ability to continue as a going concern with regard to our financial statements for the year ended December 31, 2003, because of our operating losses and our need for additional capital. The financial statements do not include any adjustments to reflect the possible future effects on recoverability and classification of assets or the amounts and classification of liabilities that might occur if we are unable to continue in business as a going concern.

Investor Confidence And The Price of Our Common Stock May Be Adversely Affected if We are Unable to Comply With Section 404 Of The Sarbanes-Oxley Act Of 2002.

As a SEC registrant, we are subject to the rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, which require us to include in our annual report on Form 10-KSB our management’s report on, and assessment of the effectiveness of, our internal control over financial reporting. In addition, our independent registered public accounting firm must attest to and report on management’s assessment of the effectiveness of our internal control over financial reporting.  These requirements will first apply to our annual report for the fiscal year ending December 31, 2006.  If we fail to achieve and maintain the adequacy of our internal control over financial reporting, there is a risk that we will not comply with all of the requirements imposed by Section 404.  Moreover, effective internal control over financial reporting, particularly that related to revenue recognition, is necessary for us to produce reliable financial reports and is important in helping to prevent financial fraud.  Any of these possible outcomes could result in an adverse reaction in the financial marketplace due to a loss in investor confidence in the reliability of our financial statements, which ultimately could harm our business and could negatively impact the market price of our common stock.

Our Stock Price Is Volatile.

The stock market from time to time experiences significant price and volume fluctuations that are unrelated to the operating performance of particular companies.  These broad market fluctuations may cause the market price of our common stock to drop.  In addition, the market price of our common stock is highly volatile.  Factors that may cause the market price of our common stock to drop include:

•

Fluctuations in our results of operations;

•

Timing and announcements of new customer orders, new products, or those of our competitors;

•

Any acquisitions that we make or joint venture arrangements we enter into with third parties;

•

Changes in stock market analyst recommendations regarding our common stock;

•

Failure of our results of operations to meet the expectations of stock market analysts and investors;

•

Increases in the number of outstanding shares of our common stock resulting from sales of new shares, or the exercise of warrants, stock options or convertible securities;

•

Reluctance of any market maker to make a market in our common stock;

•

Changes in investors’ perception of the transportation security scanning  and healthcare information technology industries generally; and

•

General stock market conditions.

There Is A Limited Market For Our Common Stock And No Market For Our Class B Warrants.

Our common stock is quoted on The Nasdaq Stock Market, Inc.’s OTC Bulletin Board under the symbol “GDTI.”  Therefore, our common stock may trade at a limited volume, reported only by the OTC Bulletin Board.  As a result, relatively small trades in our stock could have disproportionate effect on our stock prices.  No assurance can be made that an active market will develop for our common stock or, if it develops, that it will continue.  Moreover, there is no market for our Class B Warrants and it is not expected that any such market will develop.

The OTC Bulletin Board is a regulated quotation service that displays real-time quotes, last-sale prices and volume information for shares of stock that are not designated for quotation on the NASDAQ National Market, NASDAQ SmallCap market or a national securities exchange.  Trades in OTC Bulletin Board quoted stocks will be displayed only if the trade is processed by an institution acting as a market maker for those shares.  Although there are approximately 35 market makers for our stock, these institutions are not obligated to continue making a market for any specific period of time.  Thus there can be no assurance that any institution will be acting as a market maker for our common stock at any time.  If there is no market maker for our stock and no trades in those shares are reported, it may be difficult for you to dispose of your shares or even to obtain accurate quotations as to the market price for your shares.  Moreover, because the order handling rules adopted by the SEC that apply to Nasdaq-listed stock do not apply to OTC Bulletin Board quoted stock, no market maker is required to maintain and orderly market in our common stock.  Accordingly, an order to sell our stock placed with a market maker may not be processed until a buyer for the shares is readily available, if at all, which may further limit your ability to sell your shares at prevailing market prices.

Because We Became Public By Means Of A Reverse Merger, We May Not Be Able To Attract The Attention Of Major Brokerage Firms Or Institutional Investors or Buyers.

We became a public company through a reverse merger with Guardian in July 2003.  Accordingly, securities analysts and major brokerage firms and securities institutions may not cover our common stock since there is no incentive to recommend the purchase of our common stock.  No assurance can be given that established brokerage firms will want to conduct any financing for us in the future.

Our Common Stock Is Subject To The SEC’s Penny Stock Regulations.

Our common stock is subject to the SEC’s “penny stock” rules.  These regulations define a “penny stock” to be any equity security that has a market price (as defined) of less than $5.00 per share, subject to certain exceptions, including securities listed on Nasdaq.  For any transaction involving a penny stock, unless exempt, these rules require the delivery, prior to the transaction, of a disclosure schedule prepared by the SEC relating to the penny stock market.  The broker-dealer also must disclose the commissions payable to the broker-dealer and the registered underwriter, current quotations for the securities, information on the limited market in penny stocks and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealers’ presumed control over the market.  In addition, the broker-dealer must obtain a written statement from the customer that such disclosure information was provided and must retain such acknowledgment for at least three years.  Further, monthly statements must be sent disclosing current price information for the penny stock held in the account.  The penny stock rules also require that broker-dealers engaging in a transaction in a penny stock make a special suitability determination for the purchaser and receive the purchaser's written consent to the transaction prior to the purchase.  The foregoing rules may materially and adversely affect the liquidity for the market of our common stock.  Such rules may also affect the ability of broker-dealers to sell our common stock, the ability of holders of such securities to obtain accurate price quotations and may therefore impede the ability of holders of our common stock to sell such securities in the secondary market.

Certain Provisions Of Our Charter And Bylaws May Discourage Mergers And Other Transactions.

Certain provisions of our certificate of incorporation and bylaws may make it more difficult for someone to acquire control of us.  These provisions may make it more difficult for stockholders to take certain corporate actions and could delay or prevent someone from acquiring our business.  These provisions could limit the price that certain investors might be willing to pay for shares of our common stock.

Our Board Of Directors May Issue Additional Shares Of Preferred Stock Without Stockholder Approval.

Our certificate of incorporation authorizes the issuance of up to 1,000,000 shares of preferred stock of which 6,000 have been designated as Series A Convertible Preferred Stock, 1,170 shares as Series B Convertible Preferred Stock and 6,000 shares as Class B Convertible Preferred Stock, none of which shares are outstanding on the date of the Agreement.  Accordingly, our board of directors may, without shareholder approval, issue one or more new series of preferred stock with rights which could adversely affect the voting power or other rights of the holders of outstanding shares of common stock.  In addition, the issuance of additional shares of preferred stock may have the effect of rendering more difficult or discouraging, an acquisition or change of control of Guardian.  Although we do not have any current plans to issue any shares of preferred stock, we may do so in the future.

We Depend On Key Personnel.

Our success depends of the contributions of our key management personnel, including Mr. Robert A. Dishaw, President and Chief Operating Officer, Mr. Michael W. Trudnak, Chairman, Chief Executive Officer, Secretary and Treasurer, and Mr. William J. Donovan, Chief Financial Officer.  If we lose the services of any of such personnel we could be delayed in or precluded from achieving our business objectives.  We do not have key man insurance on any of such officers.

In addition, the loss of key members of our sales and marketing teams or key technical service personnel could jeopardize our positive relations with our customers.  Any loss of key technical personnel would jeopardize the stability of our infrastructure and our ability to provide the service levels our customers expect.  The loss of any of our key officers or personnel could impair our ability to successfully execute our business strategy, because we substantially rely on their experience and management skills.

Our Directors And Executive Officers Own A Substantial Percentage Of Our Common Stock.

Our directors and executive officers beneficially own approximately 51.459% of our outstanding shares of common stock.    Accordingly, our directors and executive officers are entitled to cast an aggregate of 14,170,500 votes on matters submitted to our stockholders for a vote or approximately 50.423% of the total number of votes entitled to be cast at a meeting of our stockholders.  These stockholders, if they acted together, could exert substantial control over matters requiring approval by our stockholders.  These matters would include the election of directors and the approval of mergers or other business combination transactions.  This concentration of ownership may discourage or prevent someone from acquiring our business.

We Have Never Paid A Cash Dividend.

We have never paid a cash dividend on our common stock and do not anticipate paying cash dividends in the foreseeable future.

If We Fail To Attract And Retain Additional Skilled Personnel, Our Ability To Provide Technology-Based Application Development, Integration, And Product Development May Be Limited, And As A Result, We May Be Unable To Attract Customers And Grow Our Business.

We believe that our ability to attract, train, motivate and retain highly skilled technical, managerial and sales personnel, particularly in the areas of application development, business intelligence, knowledge extraction, management, healthcare economics, radiology, and technical support, is essential to our future success.  Our business requires individuals with significant levels of expertise in knowledge extraction, business operations, mathematics, quantitative analysis, and machine learning.  Competition for such personnel is intense, and qualified technical personnel are likely to remain a limited resource for the foreseeable future.  Locating candidates with the appropriate qualifications, particularly in the desired geographic location, can be costly and difficult.  We may not be able to hire the necessary personnel to implement our business strategy, or we may need to provide higher compensation to such personnel than we currently anticipate.  If we fail to attract and retain sufficient numbers of highly skilled employees, our ability to provide the necessary products, technologies, and services may be limited, and as a result, we may be unable to attract customers and grow our business.

Risks Related to Our Industries

Changes May Take Place In Funding For Healthcare.

Initially, we expect to derive a substantial portion of ours revenues from sales of financial, administrative and clinical healthcare information systems, and other related services within the healthcare industry. As a result, our success is dependent in part on political and economic conditions as they relate to the healthcare industry.

Virtually all of our prospective customers in the healthcare industry are subject to governmental regulation, including Medicare and Medicaid regulation.

Accordingly, our prospective customers and other entities with which we may develop a business relationship are affected by changes in such regulations and limitations in governmental spending for Medicare and Medicaid programs. Recent actions by Congress have limited governmental spending for the Medicare and Medicaid programs, limited payments to hospitals and other providers under such programs, and increased emphasis on competition and other programs that potentially could have an adverse effect on our customers and the other entities with which we have a business relationship. In addition, federal and state legislatures have considered proposals to reform the U.S. healthcare system at both the federal and state level. If enacted, these proposals could increase government involvement in healthcare, lower reimbursement rates and otherwise change the business environment of our prospective customers and other entities with which we may develop a business relationship. Our prospective customers and other entities with which we may develop a business relationship could react to these proposals and the uncertainty surrounding these proposals by curtailing or deferring investments, including those for our products and services.

In addition, many healthcare providers are consolidating to create integrated healthcare delivery systems with greater market power. These providers may try to use their market power to negotiate price reductions for our products and services. If we are forced to reduce our prices, our expected operating margins would likely decrease. As the healthcare industry consolidates, competition for customers will become more intense and the importance of acquiring each customer will become greater.

Competition For Healthcare Information Systems Is Intense.

The market for healthcare information systems is intensely competitive, rapidly evolving and subject to rapid technological change. We believe that the principal competitive factors in this market include the breadth and quality of system and product offerings, the features and capabilities of the systems, the price of the system and product offerings, the ongoing support for the systems, the potential for enhancements and future compatible products.

Some of our competitors have greater financial, technical, product development, marketing and other resources than us, and some of our competitors offer products that we do not offer. Our principal existing competitors include IDX, Eclipsys Corporation, McKesson Corporation, Siemens AG, Epic Systems Corporation, GE Medical and Cerner Corporation. Each of these competitors offers a suite of products that compete with many of our products. There are other competitors that offer a more limited number of competing products. We may be unable to compete successfully against these organizations. In addition, we expect that major software information systems companies, large information technology consulting service providers and system integrators, and other smaller companies specializing in the healthcare industry may offer competitive products or services.

Product Liability Claims May Occur.

Any failure by our products that provide applications relating to patient medical histories, diagnostic procedures, and treatment plans could expose us to product liability claims for personal injury and wrongful death. Unsuccessful claims could be costly to defend and divert management time and resources. In addition, we cannot make assurances that it will have appropriate insurance available to it in the future at commercially reasonable rates.

Product Malfunction Liability Claims May Occur.

Any failure by elements of our systems that provide elements of claims submitted by our clients could expose us to liability claims for incorrect billing and electronic claims.  Unsuccessful claims could be costly to defend and divert management time and resources. In addition, we cannot make assurances that we will have appropriate insurance available to us in the future at commercially reasonable rates.

Specific Government Regulations Relating To Medicare And Medicaid May Impinge On Us.

Many of our prospective customers and the other entities with which we may develop a business relationship operate in the healthcare industry and, as a result, are subject to governmental regulation.

Because our healthcare products and services are designed to function within the structure of the healthcare financing and reimbursement systems currently in place in the United States, and because we are pursuing a strategy of developing and marketing products and services that support our customers' regulatory and compliance efforts, we may become subject to the reach of, and liability under, these regulations.

The federal Anti-Kickback Law, among other things, prohibits the direct or indirect payment or receipt of any remuneration for Medicare, Medicaid and certain other federal or state healthcare program patient referrals, or arranging for or recommending referrals or other business paid for in whole or in part by the federal health care programs. Violations of the federal Anti-Kickback Law may result in civil and criminal sanction and liability, including the temporary or permanent exclusion of the violator from government health programs, treble damages and imprisonment for up to five years for each violation. If the activities of a customer or other entity with which we have a business relationship were found to constitute a violation of the federal Anti-Kickback Law and we, as a result of the provision of products or services to such customer or entity, were found to have knowingly participated in such activities, we could be subject to sanction or liability under such laws, including exclusion from government health programs. As a result of exclusion from government health programs, our customers would not be permitted to make any payments to us.

The federal Civil False Claims Act and the Medicare/Medicaid Civil Money Penalties regulations prohibit, among other things, the filing of claims for services that were not provided as claimed, which were for services that were not medically necessary, or which were otherwise false or fraudulent. Violations of these laws may result in civil damages, including treble and civil penalties. In addition the Medicare/Medicaid and other federal statutes provide for criminal penalties for such false claims. If, as a result of the provision by us of products or services to our customers or other entities with which we have a business relationship, we provide assistance with the provision of inaccurate financial reports to the government under these regulations, or we are found to have knowingly recorded or reported data relating to inappropriate payments made to a healthcare provider, we could be subject to liability under these laws.

Medical Device Regulation May Require Us To Obtain Approval For Our Products.

The United States Food and Drug Administration has promulgated a draft policy for the regulation of computer software products as medical devices under the 1976 Medical Device Amendments to the Federal Food, Drug and Cosmetic Act. To the extent that computer software is a medical device under the policy, we, as a manufacturer of such products, could be required, depending on the product, to:

•

register and list its products with the FDA;

•

notify the FDA and demonstrate substantial equivalence to other products on the market before marketing such products; or

•

obtain FDA approval by demonstrating safety and effectiveness before marketing a product.

Depending on the intended use of a device, the FDA could require us to obtain extensive data from clinical studies to demonstrate safety or effectiveness, or substantial equivalence. If the FDA requires this data, we would be required to obtain approval of an investigational device exemption before undertaking clinical trials. Clinical trials can take extended periods of time to complete. We cannot provide assurances that the FDA will approve or clear a device after the completion of such trials. In addition, these products would be subject to the Federal Food, Drug and Cosmetic Act's general controls, including those relating to good manufacturing practices and adverse experience reporting. Although it is not possible to anticipate the final form of the FDA's policy with regard to computer software, we expect that the FDA is likely to become increasingly active in regulating computer software intended for use in healthcare settings regardless of whether the draft is finalized or changed. The FDA can impose extensive requirements governing pre- and post-market conditions like service investigation, approval, labeling and manufacturing. In addition, the FDA can impose extensive requirements governing development controls and quality assurance processes.

System Errors And Warranties May Subject Us To Liability.

Our healthcare information systems are very complex. As with all complex information systems, our healthcare information systems may contain errors, especially when first introduced. Our healthcare information systems are intended to provide information to healthcare providers for use in the diagnosis and treatment of patients. Therefore, users of our products may have a greater sensitivity to system errors than the market for software products generally. Failure of a customer's system to perform in accordance with its documentation could constitute a breach of warranty and require us to incur additional expenses in order to make the system comply with the documentation. If such failure is not timely remedied, it could constitute a material breach under a contract allowing the client to cancel the contract and subject us to liability.

A security breach could damage our reputation or result in liability. We retain and transmits confidential information, including patient health information. It is critical that these facilities and infrastructure remain secure and be perceived by the marketplace as secure. We may be required to expend significant capital and other resources to protect against security breaches and hackers or to alleviate problems caused by breaches. Despite the implementation of security measures, this infrastructure or other systems that we interface with, including the Internet and related systems, may be vulnerable to physical break-ins, hackers, improper employee or contractor access, computer viruses, programming errors, attacks by third parties or similar disruptive problems. Any compromise of our security, whether as a result of our own systems or systems that they interface with, could reduce demand for our services and products.

Customer satisfaction and our business could be harmed if our business experiences delays, failures or loss of data in its systems. The occurrence of a major catastrophic event or other system failure at any of our facilities, or at any third party facility, including telecommunications provider facilities, could interrupt data processing or result in the loss of stored data, which could harm our business.

We May Infringe The Proprietary Rights Of Others.

If any of our products violate third party proprietary rights, we may be required to reengineer our products or seek to obtain licenses from third parties to continue offering our products without substantial reengineering. Any efforts to reengineer our products or obtain licenses from third parties may not be successful, in which case we may be forced to stop selling the infringing product or remove the infringing functionality or feature. We may also become subject to damage awards as a result of infringing the proprietary rights of others, which could cause us to incur additional losses and have an adverse impact on our financial position. We do not conduct comprehensive patent searches to determine whether the technologies used in its products infringe patents held by others. In addition, product development is inherently uncertain in a rapidly evolving technological environment in which there may be numerous patent applications pending; many of which are confidential when filed, with regard to similar technologies.

Unforeseeable Disruption In the Economy May Take Place Consequent To Terrorism Or Other International Events.

The terrorist events of September 11, 2001, as well as new terrorists threats, the war in Iraq and the possibility of war in other areas of the Middle East, have sensitized us and many other businesses to the potential disruption that such activities can have on the economy, the business cycle and, ultimately on the financial performance of these organizations. It is impossible to know whether such terrorist or military activities will continue, and whether, and to what extent, they may cause a disruption that may have a material adverse effect on our business and financial condition.

A Number Of Factors That Affect Our Revenues Make Our Future Results Difficult To Predict, And Therefore We May Not Meet Expectations For A Particular Period.

We believe that our revenues have the potential to vary significantly from time to time. We believe that these variations may result from many factors, including:

•

the timing, size and mix of orders from our major customers, including in particular, the TSA and agencies of other governments;

•

legislative or other government actions driven, in part, by the public’s perception of the threats facing commercial aviation, leading to fluctuations in demand for transportation security scanning  products and services;

•

delays in product shipments caused by the inability of airports to install or integrate our products in a timely fashion;

•

the availability and cost of key components;

•

the timing of completion of acceptance testing for some of our products;

•

the introduction and acceptance of new products or enhancements to existing products offered by us or our competitors;

•

changes in pricing policies by us, our competitors or our suppliers, including possible decreases in average selling prices of our products caused by customer volume orders or in response to competitive pressures; and

•

our sales mix to domestic and international customers.

We Expect To Depend On A Small Number Of Customers For A Substantial Portion Of Our Future Revenues.

A significant portion of our quarterly and annual operating expenses is expected to be relatively fixed in nature. This means that future revenue fluctuations will cause our quarterly and annual operating results to vary substantially. We also may choose to increase spending to pursue new market opportunities, which may negatively affect our financial results.

In December 2004, we entered into a Teaming Agreement with Lockheed Martin.  Lockheed Martin has been a trusted advisor to many U.S. government organizations and has been involved in numerous awards from the FAA and TSA for development and integration projects along with training of TSA personnel.  The Teaming Agreement is for a three year term.  Under the agreement, Lockheed Martin has the right exclusively market Guardian Technologies’ PinPoint product and services to DHS and TSA for state-of-the-art threat detection capabilities to meet TSA’s checkpoint threat detection needs in three critical areas:  increase machine throughput, improve efficiency and enhance current explosives and threat detection capabilities to enhance travel safety.   The agreement further provides for the collaborative development of integrated and enhanced explosive detection systems with a dedicated team from resources of each company.  We cannot assure investors that our PinPoint product will be selected by DHS or TSA to address their solutions needs for threat detection or that Lockheed Martin will enter into a definitive agreement with us for the sale of PinPoint to such government agencies.

Governmental Agencies, The Primary Customers For Our Pinpoint Products, Are Subject To Budget Processes Which Could Limit The Demand For These Products.

Substantially all of the potential customers for our PinPoint products under development to date have been public agencies or quasi-public agencies, such as the FAA, the TSA, airport authorities and manufactures of threat detection devices. Public agencies are subject to budgetary processes and expenditure constraints.

The funding of government programs is subject to legislative appropriation. Budgetary allocations for PinPoint depend, in part, upon governmental policies, which fluctuate from time to time in response to political and other factors, including the public’s perception of the threat of commercial airline bombings. For example, the terrorist attacks of September 11, 2001 resulted in the passage of the Aviation and Transportation Security Act of 2001, or Transportation Security Act, mandating a small surcharge on each airline ticket purchase to fund airline security. This surcharge was suspended from June 1, 2003 to September 30, 2003. We cannot assure investors that the surcharge will not again be suspended or that the funds generated by these surcharges will be used to purchase our PinPoint products. We cannot assure investors that funds will continue to be appropriated by Congress or allocated by the TSA or other agencies for the purchase of PinPoint product or any other such product we develop and market. Moreover, we expect that similar funding and appropriations issues will affect our ability to market and sell our PinPoint product outside the United States.

Legislative Actions Could Lead To Fluctuations In Demand For Transportation Security Scanning Products And Services.

In addition to the Congressional budgetary process, other legislation could be introduced that would impact demand for transportation security scanning products and services. In response to fluctuation in concern on the part of voters about transportation security scanning and competing homeland security demands, or for other reasons, the plans for deployment of PinPoint product to screen baggage could be changed. Budgetary debates and delays could result in fewer PinPoint products being sold to the TSA.

Governmental Agencies Have Special Contracting Requirements, Which Create Additional Risks.

In contracting with public agencies, we are subject to public agency contract requirements that vary from jurisdiction to jurisdiction. Future sales to public agencies will depend, in part, on our ability to meet public agency contract requirements, certain of which may be onerous or even impossible for us to satisfy.

Government contracts typically contain termination provisions unfavorable to us and are subject to audit and modification by the government at its sole discretion, which subject us to additional risks. These risks include the ability of the U.S. government to unilaterally:

•

suspend or prevent us for a set period of time from receiving new contracts or extending existing contracts based on violations or suspected violations of laws or regulations;

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terminate our future contracts;

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reduce the scope and value of our future contracts;

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audit and object to our contract-related costs and fees, including allocated indirect costs;

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control and potentially prohibit the export of our products; and

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change certain terms and conditions in our contracts.

The U.S. government can terminate any of its contracts with us either for its convenience or if we default by failing to perform in accordance with the contract schedule and terms. Termination for convenience provisions generally enable us to recover only our costs incurred or committed, and settlement expenses and profit on the work completed prior to termination. Termination for default provisions do not permit these recoveries and make us liable for excess costs incurred by the U.S. government in procuring undelivered items from another source. Our contracts with foreign governments may contain similar provisions.   In the event we enter into one or more government contracts for PinPoint, the government’s termination of any such contracts for our PinPoint product under development would harm our business.

In addition, U.S. government contracts are conditioned upon the continuing availability of Congressional appropriations. Congress usually appropriates funds annually for a given program on a September 30 fiscal year-end basis, even though contract performance may take years. Consequently, our future contracts with the TSA may only be partially funded at the outset, and additional monies are normally committed to the contract by the TSA only as appropriations are made by Congress for future periods. The government’s failure to fully fund one or more of the contracts for our PinPoint product under development would harm our business.

Because we expect to contract with the U.S. government, we will be subject to periodic audits and reviews. Based on the results of its audits, the U.S. government may adjust our contract-related costs and fees, including allocated indirect costs. In the future, government audits and reviews could result in adjustments to our revenues and cause other adverse effects, particularly to our relationship with the TSA. In addition, under U.S. government purchasing regulations, some of our costs, including most financing costs, amortization of intangible assets, portions of our research and development costs, and some marketing expenses may not be reimbursable or allowed in our negotiation of fixed-price contracts. Further, because we expect to contract with the U.S. government, we will be subject to an increased risk of investigations, criminal prosecution, civil fraud, whistleblower lawsuits and other legal actions and liabilities to which purely private sector companies are not.

In addition, public agency contracts are frequently awarded only after formal competitive bidding processes, which are often protracted and typically contain provisions that permit cancellation in the event that funds are unavailable to the public agency. We may not be awarded any of the contracts for which we submit a bid. Even if we are awarded contracts, substantial delays or cancellations of purchases could result from protests initiated by losing bidders.

Our Growth Depends On Our Introduction Of New Products And Services, Which May Be Costly To Develop And May Not Achieve Market Acceptance.

As part of our strategy for growth, we intend to develop products to address additional transportation security scanning opportunities, such as passenger, carry-on baggage and air cargo screening. We also intend to address homeland security requirements beyond aviation, such as screening at border checkpoints, government offices and transportation terminals and ports. We will be required to spend funds to develop or acquire technologies and products for these initiatives, and these initiatives may divert our development and management resources away from our core PinPoint product. In addition, we have acquired, rather than developed internally, some of our technologies in connection with our acquisitions of companies and businesses, and these technologies may not perform as we expect. The development of new products may require greater time and financial resources than we currently anticipate and, despite significant investments in research and development, may not yield commercially successful products.

The development of our products for explosives and weapons detection is highly complex. Successful product development and market acceptance of any new products and services that we develop depend on a number of factors, including:

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our timely completion and introduction of new products;

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our accurate prediction of the demand for homeland security products and the changing requirements of the homeland security industry, including certification or other required performance standards;

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the availability of key components of our products;

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the quality, price and operating performance of our products and those of our competitors;

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our customer service capabilities and responsiveness; and

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the success of our relationships with potential customers.

Our Future Pinpoint Product May Fail To Obtain Certification By The TSA.

New products for transportation security scanning applications may require certification or approval by the TSA, and we believe that the TSA does not currently have standards for the certification of transportation security scanning products other than bulk explosives detection systems and explosives trace detectors, or ETD. Other products, such as metal detectors, are subject to TSA testing prior to approval. Market acceptance of new products may be limited if the TSA has not developed standards for certification or approval of such products, and even if it does develop such standards, we may be unable to obtain any such certification or approval, which could materially limit market acceptance of such products. If we fail to timely introduce new products or if these products fail to gain market acceptance, our results of operations would be harmed.

In addition, even if successful in the United States, new products that we develop may not achieve market acceptance outside of the United States. Foreign governments may be unwilling to commit financial resources to purchase our new products, which would reduce our potential revenues and harm our business.

Our Existing Pinpoint Product May Fail To Obtain Re-Certification By The TSA For Changes In The Pinpoint System.

Our existing PinPoint product can be required to be re-certified by the TSA. This can happen when a critical component is changed, or we wish to make other changes to the PinPoint systems. When this happens, the affected PinPoint model requires re-certification by the TSA. The failure or delay in gaining re-certification for an existing PinPoint product could harm our ability to continue to sell the product and recognize associated revenues.

Our Major Potential Customer, The TSA, Is A Part Of The Department Of Homeland Security, A Newly Created Agency That Has Experienced, And May Continue To Experience, Delays In Its Operations, Which May Cause Delays In Our Receiving Orders For Our Products From The TSA.

The TSA is a relatively new agency that was created in November 2001 by the Transportation Security Act. As a result, it has experienced, and may continue to experience, delays in fulfilling its mandate as a result of delays in establishing the necessary infrastructure to operate in an efficient manner. This may result in delays in our receiving orders for our PinPoint product. Further, the TSA is now a part of the Department of Homeland Security, which was created subsequent to the creation of the TSA and is therefore in an earlier stage of formation, which may further create delays in our receiving orders as this agency is organized.

Future Sales Of Our Products Will Depend On The Ability Of Airports To Secure Funding To Build Baggage Handling Systems And To Integrate Our Pinpoint Product Into Such Systems, Which They May Not Be Able To Do.

Future sales will depend on integrating PinPoint into existing baggage and luggage handling systems within airports. If an airport is not configured for these systems, deployment of our PinPoint products may require changes in the airport infrastructure. If our PinPoint product cannot easily be integrated into existing baggage handling systems, we may experience reduced sales of our PinPoint products or these sales may be delayed. There can be no assurance that the government will continue to fund installations, integrations and reimbursements at the current level or at all. If there is a reduction in funding, we may experience reduced sales of our PinPoint products or these sales may be delayed.

We believe that a substantial opportunity exists for PinPoint system to be integrated into baggage handling systems. If airports determine, in conjunction with governmental authorities, that they will be unable or unwilling to modify or finance baggage handling systems, this opportunity may be limited.

If Our Pinpoint Product Fails To Detect Explosives, We Could Be Exposed To Product Liability And Related Claims For Which We May Not Have Adequate Insurance Coverage, And We May Lose Current And Potential Customers.

Our transportation security scanning business exposes us to potential product liability risks, which are inherent in the development, sale and maintenance of transportation security scanning products. Our software is not designed to detect, and FAA/TSA certification does not require, 100% detection of any and all explosives contained in scanned baggage. For this reason, or if our products malfunction, it is possible that explosive material could pass undetected utilizing our product, which could lead to product liability claims. There are also many other factors beyond our control that could lead to liability claims, such as the reliability and competence of the customer’s operators and the training of the operators.  Such liability claims are likely to exceed any product liability insurance that we may have obtained.

In addition, the failure of any PinPoint product to detect explosives, even if due to operator error and not to the mechanical failure of an PinPoint product, could result in public and customer perception that our products do not work effectively, which may cause potential customers to not place orders and current customers to cancel orders already placed or to not place additional orders, any of which would harm our business and financial results.

We Expect To Substantially Depend On Large Orders From A Limited Number Of Customers. As A Result, Order Cancellations From Any Of Our Customers Or The Failure Of These Customers To Continue To Purchase Pinpoint Products Could Have A Material Negative Impact On Our Business And Financial Results.

In any given fiscal quarter or year, our revenues will be derived from orders of multiple units of our PinPoint product from a limited number of customers. The failure of these customers, particularly the U.S. government, to purchase our PinPoint products or the cancellation of future orders would harm our business.

The Sales Cycle For Our Pinpoint Products Is Lengthy, And We May Expend A Significant Amount Of Effort In Obtaining Sales Orders And Not Receive Them.

The sales cycle of our PinPoint product is expected to be lengthy due to the protracted approval process that typically accompanies large capital expenditures and the time required to install our PinPoint product. In addition, in the United States, the creation of the TSA and debate on formation of a Department of Homeland Security, as well as budgetary debates in Congress, may result in additional delays in the purchase of our PinPoint products. During the sales cycle we may expend substantial funds and management resources but recognize no associated revenue.

Our Future International Sales Subject Us To Risks That Could Materially Harm Our Business.

It is part of our growth strategy to establish international sales. In addition, we acquired a company, Wise Systems Ltd., whose operations are based in the United Kingdom.  A number of factors related to our international sales and operations could adversely affect our business, including:

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changes in domestic and foreign regulatory requirements;

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political instability in the countries where we sell products;

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possible foreign currency controls;

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fluctuations in currency exchange rates;

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our ability to protect and utilize our intellectual property in foreign jurisdictions;

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tariffs, embargoes or other barriers;

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difficulties in staffing and managing foreign operations;

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difficulties in obtaining and managing distributors; and

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potentially negative tax consequences.

Our failure to obtain the requisite licenses, meet registration standards or comply with other government export regulations, may affect our ability to generate revenues from the sale of our products outside the United States, which could harm our business. In particular, our PinPoint product may be deemed regulated and subject to export restrictions under the U.S. Department of State regulations. Consequently, these regulations may make the product more difficult to sell to a number of countries. Compliance with government regulations may also subject us to additional fees and costs. The absence of comparable restrictions on competitors in other countries may adversely affect our competitive position.

Exchange Rate Fluctuations Could Cause A Decline In Our Financial Condition And Results of Operations.

In 2004, the cost of certain international currencies has increased due to fluctuations in the exchange rate of the U.S. dollar against the euro. Future fluctuations in this exchange rate could adversely affect our results in the event we make foreign sales of our products.  From time to time, as and when we determine it is appropriate and advisable to do so, we will seek to mitigate the effect of exchange rate fluctuations through the use of derivative financial instruments. We cannot assure you, however, that we will continue this practice or be successful in these efforts.

Our Inability To Adapt To Rapid Technological Change Could Impair Our Ability To Remain Competitive.

The transportation security scanning industry may undergo significant technological development in response to increased demand for transportation security scanning products. A fundamental shift in technology in our product markets could harm our ability to generate revenues from sales of PinPoint product and services.

We anticipate that we will incur expenses in the design and initial development and marketing of new products and services. Our competitors may implement new technologies before we are able to, allowing them to provide more effective products at more competitive prices. Future technological developments could:

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adversely impact our competitive position;

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require write-downs of obsolete technology;

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require us to discontinue production of obsolete products before we can recover any or all of our related research, development and commercialization expenses; or

•

require significant capital expenditures beyond those currently contemplated.

We cannot assure investors that we will be able to achieve the technological advances to remain competitive and profitable, that new products and services will be developed and developed on schedule or on a cost-effective basis that anticipated markets will exist or develop for new products or services, or that our existing product and services will not become technologically obsolete.

The Transportation Security Scanning Industry Is Highly Competitive. Given The Anticipated Continuing Demand For Airport Security Products, Competition May Increase.

The transportation security scanning industry is intensely competitive and we may not compete successfully. As a result of increased demand for security systems, additional companies may enter the industry. Some of our competitors, and many of the potential new entrants into the transportation security scanning  industry, have financial, technical, production and other resources substantially greater than ours. We believe that some of our competitors have products undergoing TSA certification. Our failure to compete successfully could result in lost sales and could hamper our financial results.

Litigation May Be Necessary To Enforce Or Defend Against Claims Of Intellectual Property Infringement, Which Could Be Expensive And, If We Lose, Could Prevent Us From Selling Our Products.

Litigation may be necessary in the future to enforce our intellectual property rights, to protect our trade secrets or to determine the validity and scope of the proprietary rights of others. Any litigation, regardless of the outcome, could be costly and require significant time and attention of key members of our management and technical personnel.

On August 18, 2004, we became a defendant in a lawsuit in Minnesota state court entitled VisualGold v. Thomas E. Ramsay, Nancy Goetzinger and Guardian Technologies International, Inc. VisualGold has alleged that we tortiously interfered with its contracts and prospective economic advantage by engaging Thomas Ramsay to work as a consultant, and that Ramsay transferred certain of its trade secrets to us.  We strenuously deny the allegations, and have asserted counterclaims against VisualGold and other third parties for misappropriation of trade secrets.  We are seeking compensatory and punitive damages, attorneys’ fees and costs.  Messrs. Ramsay and Goetzinger have also filed counterclaims against VisualGold.  On October 15, 2004, following extensive briefing and a hearing on the matter, Judge Isabel Gomez of Hennepin County District Court denied VisualGold's motion for a temporary injunction against the company in all regards.  Discovery is ongoing; however, although there can be no assurance, based on the advice of counsel, we believe that we have substantial defenses to the allegations and that the suit is without merit.

Our domestic and international competitors, many of whom have substantially greater resources and have made substantial investments in competing technologies, may have patents that will prevent, limit or interfere with our ability to manufacture and sell our products. We have not conducted an independent review of patents issued to third parties. Because of the perceived market opportunity we face, companies possessing technology rights that they believe we might be infringing will now be much more motivated to assert infringement of their rights. These third parties may assert infringement or invalidity claims against us and litigation may be necessary to defend against these claims. An adverse outcome in the defense of a patent suit could subject us to significant liabilities to third parties, require disputed rights to be licensed from third parties or require us to cease selling our products. Even successful defenses of patent suits can be costly and time-consuming.

Risks Related to this Offering

The Securities Included In The Units Are Subject To Restrictions On Transfer Under Federal And State Securities Laws And You May Not Be Able To Resell Shares Of Our Common Stock Or Class B Warrants For A Profit.

The shares of our common stock, the Class B Warrants, and the shares of common stock underlying the warrants sold in this offering will be restricted from transfer by federal and state securities laws.  The shares of common stock, the Class B Warrants, and the shares of common stock underlying the warrants have not been registered under any federal or state securities laws and may not be sold or transferred unless registered or transferred pursuant to an exemption from registration.  Under the terms of the Agreement, provided we have sold more than 800,000 units pursuant to the Agreement, within 120 days of the final closing, we have agreed to file a registration statement to permit the resale by investors of the common stock included in the units and underlying the Class B Warrants, and have agreed to use our best efforts have such registration declared effective by the SEC within 180 days of the final closing. If we do not sell an aggregate of 800,000 units pursuant to the Agreement, we have no obligation to register the shares of common stock included in the units and underlying the Class B Warrants for resale under federal or state securities laws. As a consequence, unless or until such registration statement is declared effective, an investment in the shares of our common stock and the shares underlying the Class B Warrants cannot be easily liquidated.

We May Redeem Class B Warrants Under Certain Circumstances

Commencing 180 days after the date of final closing of the offering and until the expiration date of the warrant, we will have the right to redeem our Class B Warrants for $.01 per warrant if for 20 consecutive trading days the sale price of our common stock closes at $9.00 or more. We may not redeem the warrants unless we have filed a registration statement with regard to the shares underlying the Class B Warrants and such registration statement is then effective.  As a consequence, if you wish to retain your investment in the warrants, you may be forced to make an investment in such shares at a time when you may not wish to do so.

We May Spend A Substantial Portion Of The Net Proceeds Of This Offering In Ways With Which You May Not Agree.

We plan to use the net proceeds of this offering for investment in the growth of our business, enhancement and expansion of our products and services, and for working capital and general corporate purposes.  Some of the net proceeds of this offering may also be used to fund acquisitions or acquire complimentary technologies or the right to use complimentary technologies.  Our management will have broad discretion to allocate the net proceeds from this offering.  As a result, investors in this offering will be relying upon management’s judgment with only limited information about its specific intentions regarding the use of proceeds.  We cannot assure you that the proceeds will be invested to yield a favorable return.  Additional information regarding the ways in which we intend to spend the proceeds of this offering is included in the agreement in Schedule 4.4.

Investors In This Offering Will Experience Immediate And Substantial Dilution Of Their Investment.

The offering price of the shares of common stock included in the units is substantially higher than the pro forma net tangible book value per share of our outstanding common stock.  You will incur immediate and substantial dilution in the amount of $0.98 per share based upon an offering price of $10.00 per unit assuming no exercise of outstanding Class B Warrants, the Placement Agent’s Warrants or any other outstanding warrant.  If we sell all 1,000,000 units in this offering, and assuming exercise of all Class B warrants issued to investors and the placement agent in this offering, following the final closing, we will have approximately 33,953,956 shares of our common stock issued and outstanding (also assuming no exercise of outstanding options and warrants and no other issuances of common stock after February 28, 2005).

The Offering Has Not Been Reviewed By Any U.S. Or Foreign Regulatory Authority.

The units are being offered pursuant to an exemption from registration under Regulation D promulgated under the Securities Act and compatible exemptions in certain states.  No governmental regulatory agency has reviewed or passed upon this offering, this memorandum, or any of our securities.  You must assess the adequacy of disclosure and the fairness of the terms of this offering on your own or in conjunction with your personal advisors.  You are urged to research the area of business in which we operate.

The Offering Price Per Unit Has Been Arbitrarily Determined.

The offering price of $10.00 per unit and the exercise price of the Class B Warrants of $3.00 per share have been arbitrarily determined by Guardian and the Placement Agent based upon such factors as the proceeds to be raised by this offering, the limited public market for our common stock, our capital requirements, and the level of experience and the abilities of our management.  There is no relationship whatsoever between the offering price and the market price of our common stock and our assets or book value, or any other recognized criteria of value.

The Placement Agent For This Offering Is The Beneficial Owner Of A Substantial Number of Our Shares.

The Placement Agent owns beneficially and of record approximately 179,820 shares of our common stock, warrants to purchase approximately 21,800 shares of our common stock exercisable at a price of $1.95 per share, and warrants to purchase approximately 499,502 shares of our common stock exercisable at a price of $1.92 per share, or approximately 2.33% of our outstanding shares of common stock.  Following the closing of this offering, the Placement Agent will be the beneficial owner of approximately 1,953,622 shares of our common stock or approximately 3.74% of our common stock assuming sale of all of the Units and no exercise of outstanding warrants or the Class B Warrants included in the Units.  In the event we file a registration statement to register the shares of common stock included in the Units and the shares of common stock underlying outstanding Class B Warrants, the Placement Agent will have the right to have all of the shares of common stock issuable upon exercise of warrants that it owns registered under the Securities Act for resale.

A Substantial Number of Owners of Our Common Stock, Including Holders of Outstanding Warrants Will Have the Right to Have Their Shares Registered In the Event We Register the Shares Included in the Units and Underlying the Class B Warrants.

In the event we file a registration statement under the Securities Act to permit the resale of the shares included in the units and underlying the Class B Warrants, in addition to the common stock included in the units and underlying the Class B Warrants (including the warrants issued to the Placement Agent), holders of approximately 2,747,233 shares of our common stock underlying outstanding warrants exercisable at between $1.92 and $5.00 may have the right to have their shares registered for resale.  Also, certain of our executive officers and directors holding approximately 800,000 shares of our common stock may have the right to have their shares registered pursuant to such registration statement.  Accordingly, a substantial number of shares will be then available for resale and may adversely affect the liquidity and market price for our common stock.

Suitability Of Investors.

An investment in the units offered hereby involves substantial risks for the reasons set forth in these “Risk Factors.”  Investment in the units is not recommended for investors who cannot afford to lose their entire investment or who do not have adequate liquid assets to be able to afford a long-term illiquid investment.  The offering is being made exclusively to accredited or certain high net worth investors who are institutions or have a new worth of not less than $5 million.  You will be required to execute a confidential purchaser questionnaire and the units purchase agreement designed to elicit information as to your suitability and explaining the restrictions on transferability of the securities offered.  You should read the confidential purchaser questionnaire and the units purchase agreement carefully and consider the risks involved before purchasing units.

You Should Rely On Your Own Advisors And Should Not Construe The Company As Providing Any Investment, Tax, Legal Or Related Advice.

You should consult your own legal counsel, accountant and other professional advisors as to the financial, legal, tax and related matters concerning this investment.

We May Make Future Offerings Of Our Common Stock Or Convertible Securities Which May Diminish Your Pro Rata Ownership.

We reserve the right to make future offers and sales, either public or private, of our securities including our shares of common stock or securities convertible into our common stock at prices differing from the offering price of the common stock offered hereby.  There can be no assurance that we will be able to successfully complete any such future offerings; however, in the event that any such future sales of securities are effected, your pro rata ownership interest may be reduced to the extent of any such issuances and, to the extent any such sales are effected at consideration which is less than that paid by you, you may experience dilution.

The Units Purchase Agreement Contains Binding Arbitration And Indemnification Provisions.

The units purchase agreement for the purchase of our units contains binding arbitration clauses requiring you and Guardian to submit any disputes (including claims arising under federal and state securities laws) to binding arbitration.  Consequently, in executing the units purchase agreement, you are foregoing a number of rights, including the right to have claims resolved in a court of law and before a jury, certain discovery rights, and the right to appeal any decision.  Also, the units purchase agreement contains indemnification provisions pursuant to which you agree to indemnify and hold harmless Guardian, its officers, directors, agents and affiliates against any liabilities arising by reason of, or in connection with any inaccuracy in any representation or warranty made by you in the units purchase agreement, or arising as a result of your sale or distribution of the shares in violation of the Securities Act or other applicable law.

SCHEDULE 4.4

USES OF PROCEEDS

Source of Funds:
Gross proceeds	$ 10,000,000
Less: Placement agent’s commission and non-accountable expense reimbursement	800,000
Escrow agent fees	2,500
Legal fees	20,000
Net proceeds	$ 9,177,500

Uses of Funds:[1]
Acquisitions	$ 3,000,000
Post acquisition integration costs and expenses	300,000
Staff expansion	3,000,000
Exchange registration fees	200,000
Accounting fees	400,000
Legal fees	400,000
Working capital	1,877,500
Total uses of funds	$ 9,177,500

Footnotes

1 The amounts set forth above are estimates developed by management of the Company of the allocation of net proceeds of the sale of the Securities based upon the Company’s current plans and prevailing economic and industry conditions and assumes sales of an aggregate of 1,000,000 units for aggregate gross proceeds of $10,000,000.  Although the Company does not currently contemplate material changes in the proposed uses of proceeds set forth above, to the extent that management finds that adjustment thereto is required, or if the Company sells fewer than 1,000,000 Units, the amounts shown may be adjusted among the uses indicated above.